                        PRELIMINARY -- SUBJECT TO CHANGE

--------------------------------------------------------------------------------

                      CITIGROUP COMMERCIAL MORTGAGE TRUST

                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2004-C1


                   CLASSES A-1, A-2, A-3, A-4, B, C, D AND E
                         $1,086,347,000 (APPROXIMATE)


                               ----------------

                     STRUCTURAL AND COLLATERAL TERM SHEET

                               -----------------


                     CITIGROUP GLOBAL MARKETS REALTY CORP.

                      WACHOVIA BANK, NATIONAL ASSOCIATION

                           CDC MORTGAGE CAPITAL INC.


                             MORTGAGE LOAN SELLERS





                                   JUNE 2004




[CITIGROUP LOGO OMITTED]                      [WACHOVIA SECURITIES LOGO OMITTED]



[CDC SECURITIES LOGO OMITTED]                       [DEUTSCHE BANK LOGO OMITTED]




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


This Term Sheet is furnished to prospective investors on a basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).


This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

-------------------------------------------------------------------------------

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


Contact Information ......................................................   3
Transaction Overview .....................................................   4
Certificates Overview ....................................................   5
Structure Overview .......................................................   6
Mortgage Pool Characteristics ............................................   8
 Summary of Collateral Characteristics ...................................   8
 Mortgage Loan/Loan Group Concentration ..................................  10
 Largest Loan Concentration ..............................................  10
 Subordinate Debt ........................................................  10
 Distribution of Property Type ...........................................  11
 Geographic Distribution .................................................  11
 Cut-off Date Principal Balance ..........................................  12
 Mortgage Rates ..........................................................  12
 Underwritten NCF DSCR ...................................................  12
 Cut-Off Date Loan-to-Value Ratio ........................................  12
 Maturity Date/ARD Loan-to-Value Ratio ...................................  12
 Amortization Type .......................................................  12
 Seasoning ...............................................................  13
 Ownership Interest ......................................................  13
 Original Term to Maturity or ARD ........................................  13
 Remaining Term to Maturity or ARD .......................................  13
 Original Amortization Term ..............................................  13
 Remaining Amortization Term .............................................  13
 Prepayment Provision Type ...............................................  13
 Accrual Type ............................................................  13
 Prepayment Restrictions Based on Outstanding Principal Balance ..........  14

Top Twenty Mortgage Loans/Crossed Groups/Related Loan Groups .............  15
 ARC Portfolio 10-6 ......................................................  16
 ARC Portfolio 10-4 ......................................................  22
 ARC Portfolio 5-1 .......................................................  28
 Yorktown Center .........................................................  34
 StorageMart Portfolio ...................................................  40
 Pecanland Mall ..........................................................  46
 Lake Shore Place ........................................................  52
 Nashua Mall .............................................................  58
 Crossroads Center Portfolio -- Crossroads Center ........................  64
 Crossroads Center Portfolio -- Auburn Mile Shopping Center ..............  70
 Waterfront Clematis .....................................................  76
 305 Madison .............................................................  82
 DFS-Guam ................................................................  88
 Wildcat Self Storage Portfolio ..........................................  94
 Ocean Key Resort ........................................................  96
 Hall Office Park ........................................................  98
 Sheraton Suites ......................................................... 100
 400 Atlantic Avenue ..................................................... 102
 Victoria Mall ........................................................... 104
 Delray Bay Apartments ................................................... 106
 The Yards Plaza ......................................................... 108
 Carmel Rancho Shopping Center ........................................... 110
 Cumberland Office Park .................................................. 112


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                              CONTACT INFORMATION
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                     PHONE               FAX                         EMAIL
------------------------------------------------------------------------------------------------------
CITIGROUP GLOBAL MARKETS, INC.
------------------------------
        Paul Vanderslice      (212) 723-6156     (212) 723-8599      paul.t.vanderslice@citigroup.com
        Jeff Lewis            (212) 723-6156     (212) 723-8599              jeff.lewis@citigroup.com
        Angela Vleck          (212) 816-8087     (212) 816-8307          angela.j.vleck@citigroup.com
        Joseph Siragusa       (212) 816-7973     (212) 202-3865         joseph.siragusa@citigroup.com
        Elsie Mao             (212) 816-1299     (212) 816-8307               elsie.mao@citigroup.com
        Teresa Zien           (212) 816-3004     (212) 816-8299             teresa.zien@citigroup.com



WACHOVIA CAPITAL MARKETS, LLC
-----------------------------
        William Cohane        (704) 383-4984     (704) 715-0066              bill.cohane@wachovia.com
        Scott Fuller          (704) 715-8440     (704) 715-0059             scott.fuller@wachovia.com
        Bill White            (704) 715-1304     (704) 715-0059            william.white@wachovia.com
        Barbara Smith         (704) 383-8614     (704) 715-0059           barbaram.smith@wachovia.com
        Elizabeth Stinson     (704) 374-2662     (704) 715-0066        elizabeth.stinson@wachovia.com
        Wayne Fitzgerald      (704) 715-8792     (704) 715-0066         wayne.fitzgerald@wachovia.com
        Royer Culp            (704) 383-9691     (704) 715-0066               royer.culp@wachovia.com



CDC SECURITIES
--------------
        Greg Murphy           (212) 891-6282     (212) 891-3454             g.murphy@cdcixis-cmna.com
        Barry Funt            (212) 891-1836     (212) 891-3411               b.funt@cdcixis-cmna.com
        Scott Douglass        (212) 891-5705     (212) 891-3421           s.douglass@cdcixis-cmna.com
        Steve Gerstung        (212) 891-5706     (212) 891-3359           s.gerstung@cdcixis-cmna.com


DEUTSCHE BANK SECURITIES INC.
-----------------------------
        Scott Waynebern       (212) 250-5149     (212) 797-5630                 scott.wynebern@db.com
        Dan Rikkers           (212) 250-5149     (212) 797-5630                 daniel.rikkers@db.com
------------------------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS
       ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS DATED MAY 24, 2004.

STRUCTURE:                Senior/Subordinate, Sequential Pay Pass-Through
                          Certificates.

OFFERING CERTIFICATES:    Classes A-1, A-2, A-3, A-4, B, C, D and E.

CO-LEAD MANAGERS:         Citigroup Global Markets, Inc. and Wachovia Capital
                          Markets, LLC

CO-MANAGERS:              CDC Securities and Deutsche Bank Securities Inc.

MORTGAGE LOAN SELLERS:    Citigroup Global Markets Realty Corp. (77 loans,
                          57.4%) Wachovia Bank, National Association (26 loans,
                          28.2%) CDC Mortgage Capital, Inc. (12 loans, 14.4%)

MASTER SERVICER:          Wachovia Bank, National Association

SPECIAL SERVICER:         Lennar Partners, Inc.

TRUSTEE:                  LaSalle Bank National Association

FISCAL AGENT:             ABN AMRO Bank N.V.

RATING AGENCIES:          Moody's Investors Service ("Moody's"), and Standard &
                          Poor's Ratings Services, a division of The McGraw-Hill
                          Companies, Inc. ("S&P").

CUT-OFF DATE:             Individually and collectively, the respective due
                          dates for the underlying mortgage loans in June 2004.

EXPECTED SETTLEMENT DATE: On or about June 24, 2004.

DETERMINATION DATE:       The eleventh calendar day of the month, or, if not a
                          business day, the next succeeding business day, beginning in July 2004.

DISTRIBUTION DATE:        The fourth business day following the related
                          Determination Date.

DAY COUNT:                30 / 360.

RATED FINAL DISTRIBUTION
DATE:                     Payment Date in April 2040.

ERISA ELIGIBILITY:        Classes A-1, A-2, A-3, A-4, B, C, D and E are expected
                          to be ERISA-eligible under lead manager's exemption.

SMMEA ELIGIBILITY:        The Offered Certificates will not be "mortgage-related
                          securities" for the purposes of SMMEA.

TAX TREATMENT:            REMIC

SETTLEMENT TERMS:         DTC same day funds, with accrued interest.

MINIMUM DENOMINATION:     $10,000 for all Offered Certificates.

CLEAN-UP CALL:            1%


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                             CERTIFICATES OVERVIEW
--------------------------------------------------------------------------------



                            EXPECTED INITIAL
                               AGGREGATE           APPROX. %                                           APPROX.
                           PRINCIPAL BALANCE      OF INITIAL      APPROX. % OF     PASS-THROUGH      WEIGHTED
                              OR NOTIONAL       MORTGAGE POOL   INITIAL CREDIT         RATE        AVERAGE LIFE   PRINCIPAL PAYMENT
   CLASS    RATINGS (2)          AMOUNT          BALANCE (4)      SUPPORT (4)    DESCRIPTION (5)    (YEARS) (6)      WINDOW (6)
===================================================================================================================================
 OFFERED CERTIFICATES:
===================================================================================================================================
   A-1       AAA/Aaa         $   68,457,000          5.79%           15.250%                            2.47       07/04 - 12/08
   A-2       AAA/Aaa            162,500,000         13.74%           15.250%                            4.76       12/08 - 05/09
   A-3       AAA/Aaa            224,418,000         18.98%           15.250%                            7.02       05/09 - 09/13
   A-4       AAA/Aaa            546,724,000         46.24%           15.250%                            9.69       09/13 - 05/14
    B        AA/Aa2              31,039,000          2.63%           12.625%                            9.89       05/14 - 05/14
    C        AA-/Aa3             13,302,000          1.12%           11.500%                            9.89       05/14 - 05/14
    D         A/A2               26,605,000          2.25%            9.250%                            9.89       05/14 - 05/14
    E         A-/A3              13,302,000          1.12%            8.125%                            9.94       05/14 - 06/14

===================================================================================================================================
 NON-OFFERED CERTIFICATES:(7)
===================================================================================================================================
   X-1       AAA/Aaa         $1,182,418,797(3)        N/A              N/A                              N/A             N/A
   X-2       AAA/Aaa                    TBD(3)        N/A              N/A                              N/A             N/A
    F       BBB+/Baa1            14,780,000          1.25%            6.875%                            N/A             N/A
    G       BBB/Baa2             11,824,000          1.00%            5.875%                            N/A             N/A
    H       BBB-/Baa3            19,214,000          1.62%            4.250%                            N/A             N/A
    J        BB+/Ba1              5,913,000          0.50%            3.750%                            N/A             N/A
    K        BB/Ba2               5,912,000          0.50%            3.250%                            N/A             N/A
    L        BB-/Ba3              5,912,000          0.50%            2.750%                            N/A             N/A
    M         B+/B1               5,912,000          0.50%            2.250%                            N/A             N/A
    N         B/B2                2,956,000          0.25%            2.000%                            N/A             N/A
    P         B-/B3               4,434,000          0.37%            1.625%                            N/A             N/A
    Q         NR/NR              19,214,797          1.63%             N/A                              N/A             N/A
  PM(1)       NR/NR               3,322,214           N/A              N/A                              N/A             N/A
===================================================================================================================================

(1) The Class PM certificates will represent an interest solely in the Pecanland Mall mortgage loan. The portion of the Pecanland Mall mortgage loan that is represented by the Class PM certificates is considered the non-pooled portion of that mortgage loan. The remaining portion of the Pecanland Mall mortgage loan, which is the pooled portion of that mortgage loan, will be pooled with the other underlying mortgage loans to support the other classes of the certificates.
(2)   Ratings shown are those of S&P and Moody's, respectively.
(3)   Notional amount.
(4) The approximate percentage of initial mortgage pool balance, and the approximate percentage of initial credit support, of any class shown on the foregoing table does not take into account the total principal balances of, or the portion of the Pecanland Mall mortgage loan (that is, the non-pooled portion thereof) represented by, the Class PM certificates.
(5)   Classes   ,   , and    will have a fixed rate. Classes   ,   , and
      will have a pass-through rate that is equal to the net WAC of the pool (without regard to the non-pooled portion of the Pecanland Mall Mortgage
      Loan). Classes   ,   , and    will have a pass-through rate that is fixed
      subject to the net WAC of the pool (without regard to the non-pooled portion of the Pecanland Mall Mortgage Loan).
(6) Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity except as described, b) if applicable, pay the loan in full on any anticipated repayment date, c) make all payments in a timely fashion, and d) not receive a balloon extension. Also, based on the assumption that there is: x) no cleanup call, and y) no loan repurchase.
(7)   Not offered by the prospectus supplement or this term sheet.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                             STRUCTURE OVERVIEW (A)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

  X-1
        AAA/Aaa
    ----------------             ------ ------ ------ ------ ------ ------ ------ ------                      X-1
   |      X-2            ------                                                            ------ ------ ------ ------ ------ ------
   |    AAA/Aaa  ------
   |    -------
------
 A-1     A-2      A-3     A-4     B      C      D      E       F       G      H       J      K      L      M      N     P     Q
 AAA/    AAA/     AAA/    AAA/    AA/    AA-/   A/     A-/    BBB+/   BBB/   BBB-/   BB+/   BB/    BB-/   B+/    B/    B-/    NR/
 Aaa     Aaa      Aaa     Aaa     Aa2    Aa3    A2     A3     Baa1    Baa2   Baa3    Ba1    Ba2    Ba3    B1     B2    B3     NR

------------------------------------------------------------------------------------------------------------------------------------

(a) Classes are not drawn to scale. Structure is subject to change. Does not reflect PM class.


PRINCIPAL PAYMENTS:  Principal will be paid sequentially to Class A-1, A-2,
                     A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P and Q Certificates (except that if principal balances of all such Classes other than Classes A-1, A-2, A-3 and A-4 have been reduced to zero, principal will be allocated to Class A-1, A-2, A-3 and A-4 pro-rata)

INTEREST PAYMENTS:   Class X-1 and Class X-2 will receive interest payments
                     pro-rata (based on interest entitlements) with interest on the Class A-1, Class A-2, Class A-3 and Class A-4
                     Certificates each month

PAYMENT PRIORITY:    Each of the Classes shown in the table above (except
                     Classes X-1 and X-2) will be subordinate to earlier alphabetically lettered classes (Losses not otherwise allocated to PM class with respect to Pecanland Mall mortgage loan will be allocated in reverse alphabetical order to Classes with certificate balances, and pro-rata among Classes A-1, A-2, A-3 and A-4)

PREPAYMENT INTEREST
SHORTFALLS:          The Master Servicer will cover prepayment interest
                     shortfalls on any mortgage loan, up to the portion of the Master Servicing Fees for that loan for the current period accrued at 0.02% per annum and any interest accrued on subject principal prepayment while held by the Master
                     Servicer. Net prepayment interest shortfalls (to the extent not otherwise allocated to the PM class with respect to Pecanland Mall mortgage loan) will be allocated pro-rata generally based on interest entitlements with respect to each of the interest-bearing certificate classes (exclusive of PM, X-1 and X-2 classes)

LOSSES AND OTHER
SHORTFALLS:          Shortfalls resulting from Master Servicer and Special
                     Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses or realized losses will be allocated in reverse alphabetical order to classes with certificate balances (in the case of the Class A-1, Class A-2, Class A-3 and Class A-4 certificates, pro-rata based on certificate balances); provided that any of those items related to the Pecanland Mall mortgage loan will first be allocated to the PM class and none of those items related to any other mortgage loan would be allocated to the PM class.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS  Prepayment premiums will be allocated between the
                     Investment Grade P&I Certificates (i.e. Classes A-1, A-2, A-3, A-4 and B - H) then entitled to principal distributions and the Class X-1 Certificates as follows:

                     A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Investment Grade P&I Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution amount (exclusive of the PM class's share thereof) that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Investment Grade P&I Certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the mortgage rate of the related mortgage loan over the discount rate.


                        Prepayment Premium Allocation Percentage =

                        (Pass-Through Rate -- Discount Rate)
                        ------------------------------------
                        (Mortgage Rate -- Discount Rate)


                     The remaining percentage of the prepayment premiums will be allocated to the Class X-1 Certificates. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the Investment Grade P&I Certificates then entitled to principal distributions relative to the Class X-1 Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise.



                     Allocation of Prepayment Premiums Example
                     -----------------------------------------

                        Assumptions:
                          Mortgage Rate =          9%
                          Investment Grade P & I
                          Certificate Rate =       7%
                          Discount Rate =          6%

                          Investment Grade P & I
                          Certificate Allocation = 7% - 6% = 33 1/3%
                                                   -------
                                                   9% - 6%

                          Class X-1 Allocation =  Remaining premiums = 66 2/3%
                                                  thereof


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
             MORTGAGE POOL CHARACTERISTICS (1) (2) (3) (4) (5) (6)
--------------------------------------------------------------------------------

SUMMARY OF COLLATERAL CHARACTERISTICS:
--------------------------------------------------------------------------------

Initial Mortgage Pool Balance                               $1,182,418,798
Number of Mortgage Loans                                    115
Number of Mortgaged Properties                              133

Average Mortgage Loan Cut-off Date Principal Balance        $10,281,903
Minimum Mortgage Loan Cut-off Date Principal Balance        $781,314
Maximum Mortgage Loan Cut-off Date Principal Balance        $93,000,000

Weighted Average Mortgage Rate                              5.3450%
Minimum Mortgage Rate                                       4.2765%
Maximum Mortgage Rate                                       6.4600%

Weighted Average U/W NCF DSCR                               1.48x
Minimum U/W NCF DSCR                                        1.20x
Maximum U/W NCF DSCR                                        1.96x

Weighted Average Cut-off Date LTV Ratio                     72.46%
Minimum Cut-off Date LTV Ratio                              48.12%
Maximum Cut-off Date LTV Ratio                              80.00%

Weighted Average Original Term to Scheduled Maturity/ARD    108 months
Minimum Original Term to Scheduled Maturity/ARD             60 months
Maximum Original Term to Scheduled Maturity/ARD             180 months

Weighted Average Remaining Term to Scheduled Maturity/ARD   105 months
Minimum Remaining Term to Scheduled Maturity/ARD            54 months
Maximum Remaining Term to Scheduled Maturity/ARD            177 months

Weighted Average Remaining Amortization Term                341 months
Minimum Remaining Amortization Term                         177 months
Maximum Remaining Amortization Term                         360 months

Weighted Average Mortgage Loan Seasoning                    3 months
Minimum Mortgage Loan Seasoning                             0 months
Maximum Mortgage Loan Seasoning                             15 months

See footnotes on the following page.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
             MORTGAGE POOL CHARACTERISTICS (1) (2) (3) (4) (5) (6)
--------------------------------------------------------------------------------

For purposes of this "Mortgage Pool Characteristics" section:

(1) Unless specifically indicated otherwise, statistical information with respect to or involving the Pecanland Mall mortgage loan, except for debt service coverage ratios, is being presented without regard to, and the Initial Mortgage Pool Balance does not reflect, the portion of the underlying mortgage loan that supports the class PM certificates.

(2) Debt service coverage information with respect to six mortgage loans (Nashua Mall mortgage loan, Delray Bay Apartment Homes mortgage loan, Carmel Rancho Shopping Center mortgage loan, Newport Grenada Apartments mortgage loan, Emerald Court Apartments mortgage loan and Casa Linda Apartments mortgage loan), and loan-to-value information with respect to one mortgage loan (Nashua Mall mortgage loan), are presented on an adjusted basis, that: (a) takes into account various assumptions regarding the financial performance of the related mortgaged property that are consistent with the respective performance related criteria required to obtain the release of cash holdback and/or letter of credit that serves as additional collateral or otherwise protects against losses; and/or (b) reflects the application of that cash holdback and/or letter of credit to paydown the corresponding mortgage loan, with a corresponding reamortization of the monthly debt service payment.

(3) Remaining amortization term calculations are presented without regard to loans that are interest only for their full loan term. Original and remaining loan term information is presented assuming that each underlying mortgage loan with an anticipated repayment date matures on that date.

(4) Unless indicated otherwise, all statistical information with respect to the Ocean Key Resort mortgage loan excludes the subordinate companion loan which is not included in the trust.

(5) Mortgage loans that are a part of a cross-collateralized group are presented as individual mortgage loans (without regard to cross-collateralization), except where otherwise indicated.

(6) Weighted averages are calculated according to the cut-off date principal balances of the individual mortgage loans or allocated principal balances of the mortgaged properties, as applicable, as a percentage of the Initial Mortgage Pool Balance. Notwithstanding the foregoing, weighted average information (other than weighted average debt service coverage information) involving Pecanland Mall mortgage loan does reflect portion of that mortgage loan that supports Class PM certificates.





ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                         MORTGAGE POOL CHARACTERISTICS
--------------------------------------------------------------------------------

MORTGAGE LOAN/LOAN GROUP CONCENTRATION(1)(2):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               % OF INITIAL
                                     AGGREGATE CUT-OFF          MORTGAGE
    MORTGAGE LOAN/LOAN GROUPS     DATE PRINCIPAL BALANCE      POOL BALANCE
--------------------------------------------------------------------------------
 Top 3                                 $264,645,655               22.4%
 Top 5                                 $383,967,870               32.5%
 Top 10                                $542,058,462               45.8%
 Top 20                                $734,978,949               62.2%

LARGEST LOAN CONCENTRATION(1)(3):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     % OF INITIAL
                           AGGREGATE CUT-OFF          MORTGAGE
      LARGEST LOANS     DATE PRINCIPAL BALANCE      POOL BALANCE
--------------------------------------------------------------------------------
 Top 3                       $230,322,215               19.5%
 Top 5                       $325,161,424               27.5%
 Top 10                      $490,539,562               41.5%
 Top 20                      $704,289,662               59.6%

SUBORDINATE DEBT:
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                           NUMBER OF
                                           MORTGAGE         AGGREGATE CUT-OFF       % OF POOL      SUBORDINATE DEBT
                                            LOANS       DATE PRINCIPAL BALANCE       BALANCE           AMOUNT
----------------------------------------------------------------------------------------------------------------------
 A/B Mortgage Loan                            1              $ 23,067,933              2.0%          $1,899,788
 Existing Secured Debt (Excluding A/B
  Mortgage Loan)                              1              $  3,272,286              0.3%          $  475,000
 Existing Mezzanine Debt                      9              $ 36,073,759              3.1%          $5,081,511
 Future Allowed Secured Debt                  1              $ 10,480,000              0.9%
 Future Mezzanine Debt                        6              $172,404,566             14.6%
 Future Allowed Unsecured Debt                3              $ 97,022,215              8.2%

(1) For the purpose of this table, mortgage loans that are part of a cross-collateralized loan group are presented as one.
(2) Reflects individual mortgage loans, groups of cross-collateralized mortgage loans and groups of mortgaged loans with affiliated borrowers.
(3) Reflects individual mortgage loans and groups of cross-collateralized mortgage loans.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                         MORTGAGE POOL CHARACTERISTICS
--------------------------------------------------------------------------------

DISTRIBUTION OF PROPERTY TYPE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       AGGREGATE      % OF INITIAL
                       NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.
     PROPERTY TYPE     MORTGAGED      PRINCIPAL           POOL        MORTGAGE
       SUBTYPE        PROPERTIES       BALANCE          BALANCE         RATE
--------------------------------------------------------------------------------
 Retail                    41      $  469,680,857         39.7%         5.3194%
  Anchored                 19         200,048,074         16.9          5.6561
  Regional Mall             3         174,108,602         14.7          4.6416
  Single Tenant,
   Anchor                   8          42,571,553          3.6          5.9283
  Unanchored                7          30,554,773          2.6          5.8002
  Shadow Anchored           4          22,397,855          1.9          5.7678

 Office                    19         249,675,342         21.1          5.4343
  Suburban                 14         149,137,446         12.6          5.6243
  CBD                       3          89,790,641          7.6          5.1356
  Medical Office            2          10,747,256          0.9          5.2939

 Mobile Home Park          24         114,107,166          9.7          5.3995

 Self Storage              23         111,358,166          9.4          4.6950

 Multifamily               15          78,317,029          6.6          5.2307
  Conventional             11          64,284,557          5.4          5.1628
  Student Housing           4          14,032,472          1.2          5.5419
 Mixed Use                  6          67,127,595          5.7          5.7145
 Hospitality                3          53,097,612          4.5          5.7307
 Land                       1          26,864,655          2.3          5.6900
 Industrial                 1          12,190,377          1.0          6.1860
--------------------       --      --------------        -----          ------
 TOTAL / WTD. AVG.        133      $1,182,418,798        100.0%         5.3450%
==============================================================================



-----------------------------------------------------------------------------------------------------
                       WTD. AVG.                                   WTD. AVG.
                        STATED      WTD. AVG.       MIN/MAX      CUT-OFF DATE          MIN/MAX
     PROPERTY TYPE     REMAINING     U/W NCF       U/W NCF      LOAN-TO-VALUE      CUT-OFF DATE
       SUBTYPE        TERM (MO.)      DSCR           DSCR           RATIO       LOAN-TO-VALUE RATIO
-----------------------------------------------------------------------------------------------------
 Retail                   112          1.53x   1.20x / 1.96x         70.12%      57.97% / 80.00%
  Anchored                119          1.34    1.21x / 1.72x         76.36       57.97% / 80.00%
  Regional Mall           100          1.82    1.44x / 1.96x         61.62       58.13% / 65.69%
  Single Tenant,
   Anchor                 124          1.30    1.22x / 1.55x         75.33       61.11% / 78.95%
  Unanchored              114          1.49    1.22x / 1.77x         72.51       64.77% / 79.72%
  Shadow Anchored         112          1.41    1.20x / 1.49x         67.28       58.61% / 75.66%

 Office                   107          1.41    1.20x / 1.61x         75.30       65.71% / 79.70%
  Suburban                108          1.35    1.20x / 1.49x         74.41       65.71% / 78.55%
  CBD                     112          1.51    1.35x / 1.61x         76.35       72.86% / 79.70%
  Medical Office           66          1.30    1.27x / 1.33x         79.03       78.54% / 79.55%

 Mobile Home Park         104          1.43    1.38x / 1.53x         74.25       48.12% / 80.00%

 Self Storage              65          1.53    1.48x / 1.64x         74.80       64.80% / 78.02%

 Multifamily              105          1.41    1.22x / 1.78x         76.90       70.80% / 79.78%
  Conventional            102          1.42    1.22x / 1.78x         77.99       72.92% / 79.78%
  Student Housing         116          1.35    1.33x / 1.36x         71.92       70.80% / 74.44%
 Mixed Use                117          1.35    1.29x / 1.45x         72.67       69.92% / 77.67%
 Hospitality              103          1.65    1.44x / 1.79x         63.01       60.71% / 67.82%
 Land                     115          1.55    1.55x / 1.55x         72.61       72.61% / 72.61%
 Industrial               119          1.36    1.36x / 1.36x         77.15       77.15% / 77.15%
--------------------      ---          ----    ---------------       -----     --------------------
 TOTAL / WTD. AVG.        105        1.48X     1.20X / 1.96X         72.46%      48.12% / 80.00%
===================================================================================================


GEOGRAPHIC DISTRIBUTION:
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE      % OF INITIAL                 WTD. AVG.                   WTD. AVG.
                             NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.     STATED      WTD. AVG.   CUT-OFF DATE
                             MORTGAGED      PRINCIPAL           POOL        MORTGAGE     REMAINING     U/W NCF    LOAN-TO-VALUE
            STATE           PROPERTIES       BALANCE          BALANCE         RATE      TERM (MO.)      DSCR          RATIO
---------------------------------------------------------------------------------------------------------------------------------
 Illinois                        10      $  198,591,011         16.8%         4.9203%       116          1.71x        67.65%
 Florida                         16         177,099,898         15.0          5.2603         95          1.46         73.04
 California                      14         109,521,899          9.3          5.6558        112          1.42         72.43
  Southern California(1)         10          63,202,834          5.3          5.4408        109          1.45         69.83
  Northern California(1)          4          46,319,066          3.9          5.9493        116          1.39         75.96
 Texas                            9          97,428,390          8.2          5.7462        110          1.42         70.71
 Louisiana                        2          65,064,076          5.5          4.3525         70          1.71         66.07
 New York                         6          59,038,245          5.0          5.3212        112          1.42         76.00
 Ohio                             9          56,017,503          4.7          5.3958         92          1.44         75.42
 New Jersey                       4          48,535,989          4.1          5.4431        103          1.38         75.88
 New Hampshire                    1          35,500,000          3.0          6.1200        120          1.24         76.84
 Washington                       5          33,198,274          2.8          5.7035        113          1.38         74.76
 Other                           57         302,423,512         25.6          5.4942        107          1.40         74.66
                                         --------------        -----          ------        ---          ----         -----
 TOTAL/WTD. AVG.                133      $1,182,418,798        100.0%         5.3450%       105          1.48X        72.46%
===========================================================================================================================

(1) Northern California includes areas with ZIP codes of 93923 and above, and Southern California includes areas with ZIP codes of 93726 and below.



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                         MORTGAGE POOL CHARACTERISTICS
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                  RANGE OF                                AGGREGATE        % OF                  WTD. AVG.
                 CUT-OFF                     NUMBER       CUT-OFF        INITIAL                 CUT-OFF
                   DATE                       OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
                PRINCIPAL                  MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
                 BALANCES                    LOANS        BALANCE        BALANCE      DSCR        RATIO
----------------------------------------- ---------- ----------------- ---------- ------------ -----------
    (less than)  $ 2,000,000                    4     $    5,738,435        0.5%       1.48x       73.99%
  $ 2,000,000 to $ 2,999,999                   16         39,311,537        3.3        1.33        75.82
  $ 3,000,000 to $ 3,999,999                   14         49,106,349        4.2        1.50        74.85
  $ 4,000,000 to $ 4,999,999                   15         66,448,342        5.6        1.43        71.07
  $ 5,000,000 to $ 5,999,999                   13         71,433,487        6.0        1.40        77.20
  $ 6,000,000 to $ 6,999,999                    5         33,677,025        2.8        1.35        77.46
  $ 7,000,000 to $ 7,999,999                    7         51,574,731        4.4        1.47        73.55
  $ 8,000,000 to $ 8,999,999                    4         33,984,117        2.9        1.42        73.90
  $ 9,000,000 to $ 9,999,999                    4         38,444,540        3.3        1.55        66.17
  $10,000,000 to $14,999,999                   13        163,858,787       13.9        1.40        75.67
  $15,000,000 to $19,999,999                    6        103,598,177        8.8        1.37        74.74
  $20,000,000 to $24,999,999                    4         90,579,053        7.7        1.50        66.10
  $25,000,000 to $29,999,999                    3         82,180,592        7.0        1.40        75.82
  $30,000,000 to $34,999,999                    2         66,822,200        5.7        1.34        73.71
  $35,000,000 to $44,999,999                    2         73,339,210        6.2        1.33        78.35
  $45,000,000 to $93,000,000                    3        212,322,215       18.0        1.80        65.31
-----------------------------------------     ---     --------------      -----        ----        -----
  TOTAL / WTD. AVG.                           115     $1,182,418,798      100.0%       1.48X       72.46%
========================================================================================================


MORTGAGE RATES:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                       AGGREGATE        % OF                  WTD. AVG.
                          NUMBER       CUT-OFF        INITIAL                 CUT-OFF
         RANGE OF          OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
       MORTGAGE         MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
         RATES            LOANS        BALANCE        BALANCE      DSCR        RATIO
--------------------------------------------------------------------------------------------------------
  4.2765% to 4.4900%        17     $  142,422,215       12.0%       1.60x       72.62%
  4.5000% to 4.7400%         2         96,500,000        8.2        1.95        58.67
  4.7500% to 4.9900%         1         17,500,000        1.5        1.56        78.48
  5.0000% to 5.2400%        10        151,073,915       12.8        1.45        75.20
  5.2500% to 5.4900%        26        214,901,857       18.2        1.44        73.07
  5.5000% to 5.7400%        19        267,764,913       22.6        1.45        73.79
  5.7500% to 5.9900%        24        161,177,587       13.6        1.36        71.81
  6.0000% to 6.2400%        15        118,143,251       10.0        1.28        76.14
  6.2500% to 6.4600%         1         12,935,059        1.1        1.43        69.92
----------------------     ---     --------------      -----        ----        -----
  TOTAL / WTD. AVG.        115     $1,182,418,798      100.0%       1.48X       72.46%
========================================================================================================


UNDERWRITTEN NCF DSCR:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                      AGGREGATE        % OF                  WTD. AVG.
        RANGE OF         NUMBER       CUT-OFF        INITIAL                 CUT-OFF
         U/W              OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
         NCF           MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
         DSCR            LOANS        BALANCE        BALANCE      DSCR        RATIO
--------------------------------------------------------------------------------------------------------
  1.20x to 1.24x           16     $  122,628,375       10.4%       1.23x       77.23%
  1.25x to 1.29x           10        109,389,687        9.3        1.28        75.59
  1.30x to 1.34x           16        117,843,854       10.0        1.32        78.03
  1.35x to 1.39x           11        148,232,147       12.5        1.36        74.62
  1.40x to 1.44x           14        138,051,923       11.7        1.43        72.41
  1.45x to 1.49x           23        158,285,025       13.4        1.48        73.00
  1.50x to 1.54x            4         23,585,278        2.0        1.52        76.13
  1.55x to 1.59x            4         59,466,458        5.0        1.56        73.34
  1.60x to 1.79x           16        211,936,052       17.9        1.69        68.72
  1.80x to 1.96x            1         93,000,000        7.9        1.96        58.13
---------------------     ---     --------------      -----        ----        -----
  TOTAL / WTD. AVG.       115     $1,182,418,798      100.0%       1.48X       72.46%
=========================================================================================================


CUT-OFF DATE LOAN-TO-VALUE RATIO:
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
        RANGE OF                                AGGREGATE        % OF                  WTD. AVG.
       CUT-OFF                     NUMBER        CUT-OFF        INITIAL                 CUT-OFF
         DATE                        OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
         LTV                      MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
        RATIO                       LOANS        BALANCE        BALANCE      DSCR        RATIO
---------------------------------------------------------------------------------------------------------
(less than or equal to) 49.99%        1     $    4,644,000        0.4%       1.47x       48.12%
  50.00% to 59.99%                    3        110,846,801        9.4        1.90        58.16
  60.00% to 64.99%                    5         69,420,833        5.9        1.61        62.77
  65.00% to 69.99%                    9        151,210,286       12.8        1.59        66.73
  70.00% to 74.99%                   35        295,098,271       25.0        1.42        73.02
  75.00% to 79.99%                   60        529,718,606       44.8        1.38        77.94
          = 80.00%                    2         21,480,000        1.8        1.36        80.00
------------------------------       --     --------------      -----        ----        -----
  TOTAL / WTD. AVG.                 115     $1,182,418,798      100.0%       1.48X       72.46%
=========================================================================================================


MATURITY DATE/ARD LOAN-TO-VALUE RATIO:
--------------------------------------

---------------------------------------------------------------------------------------------------------
                                      AGGREGATE        % OF                  WTD. AVG.
                         NUMBER       CUT-OFF        INITIAL                 CUT-OFF
   RANGE OF MATURITY      OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
  DATE/ARD LOAN-TO-    MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
     VALUE RATIO         LOANS        BALANCE        BALANCE      DSCR        RATIO
---------------------------------------------------------------------------------------------------------
   0.90% to  4.99%          1     $    4,950,297        0.4%       1.22x       61.11%
   5.00% to 49.99%          5        135,132,742       11.4        1.79        59.54
  50.00% to 54.99%          5         71,902,722        6.1        1.66        63.34
  55.00% to 59.99%         14        100,367,580        8.5        1.59        67.91
  60.00% to 64.99%         33        389,692,152       33.0        1.40        73.27
  65.00% to 69.99%         34        350,834,945       29.7        1.39        77.63
  70.00% to 79.07%         23        129,538,360       11.0        1.46        78.49
---------------------     ---     --------------      -----        ----        -----
  TOTAL / WTD. AVG.       115     $1,182,418,798      100.0%       1.48X       72.46%
====================================================================================

AMORTIZATION TYPE:
--------------------------------------------------------------------------------

                                       AGGREGATE        % OF                  WTD. AVG.
                          NUMBER       CUT-OFF        INITIAL                 CUT-OFF
                           OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
      MORTGAGE LOAN     MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
         TYPE             LOANS        BALANCE        BALANCE      DSCR        RATIO
---------------------------------------------------------------------------------------------------------
  Balloon                   72     $  697,660,996       59.0%       1.43x       72.72%
  Partial IO/Balloon        12        272,524,000       23.0        1.62        69.18
  Partial IO/ARD            19        127,680,000       10.8        1.47        77.28
  ARD                        8         63,503,505        5.4        1.37        75.22
  Interest Only              3         16,100,000        1.4        1.77        71.07
  Fully Amortizing           1          4,950,297        0.4        1.22        61.11
----------------------     ---     --------------      -----        ----        -----
  TOTAL / WTD. AVG.        115     $1,182,418,798      100.0%       1.48X       72.46%
==========================================================================================================


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                         MORTGAGE POOL CHARACTERISTICS
--------------------------------------------------------------------------------


SEASONING:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                            % OF                  WTD. AVG.
                              NUMBER       AGGREGATE      INITIAL                 CUT-OFF
                               OF        CUT-OFF DATE    MORTGAGE    WTD. AVG.   DATE LOAN-
          SEASONING         MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
         (MONTHS)             LOANS        BALANCE        BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------------------
   0 to  5                      88     $  995,139,228       84.2%       1.49x       72.33%
   6 to 11                      24        174,393,152       14.7%       1.40        73.08
  12 to 14                       1          7,549,581        0.6%       1.55        72.24
(greater than) =15               2          5,336,837        0.5%       1.33        76.68
--------------------------     ---     --------------      -----        ----        -----
  TOTAL / WTD. AVG.            115     $1,182,418,798      100.0%       1.48X       72.46%
===============================================================================================

OWNERSHIP INTEREST
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                          AGGREGATE        % OF                  WTD. AVG.
                             NUMBER       CUT-OFF        INITIAL                 CUT-OFF
                              OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
                           MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
     OWNERSHIP INTEREST      LOANS        BALANCE        BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------------------
  Fee Simple                  126     $1,115,973,974       94.4%       1.47x       72.82%
  Fee Simple in part and
     Leasehold in part          3         37,003,723        3.1        1.67        61.93
  Leasehold                     4         29,441,101        2.5        1.54        72.01
-------------------------     ---     --------------      -----        ----        -----
  TOTAL / WTD. AVG.           133     $1,182,418,798      100.0%       1.48X       72.46%
===============================================================================================

ORIGINAL TERM TO MATURITY OR ARD:
--------------------------------------------------------------------------------

          RANGE OF                         AGGREGATE        % OF                  WTD. AVG.
         REMAINING            NUMBER       CUT-OFF        INITIAL                 CUT-OFF
         TERMS TO              OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
         MATURITY/          MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
         ARD (MOS)            LOANS        BALANCE        BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------------------
     (less than) 120            43     $  313,737,590       26.5%       1.55x       71.79%
     120                        66        814,147,132       68.9        1.46        72.43
     (greater than) 120          6         54,534,076        4.6        1.31        76.71
----------------------- --      --     --------------      -----        ----        -----
  TOTAL/WTD. AVG.              115     $1,182,418,798      100.0%      1.48X       72.46%
=========================================================================================

REMAINING TERM TO MATURITY OR ARD:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
        RANGE OF                      AGGREGATE        % OF                  WTD. AVG.
      REMAINING          NUMBER       CUT-OFF        INITIAL                 CUT-OFF
       TERMS TO           OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
      MATURITY/        MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
      ARD (MOS.)         LOANS        BALANCE        BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------------------
   54 to  83               35     $  273,496,689       23.1%       1.56x       71.86%
   84 to 107                8         40,240,901        3.4        1.49        71.37
  108 to 119               61        741,787,132       62.7        1.48        71.96
  120 to 177               11        126,894,076       10.7        1.33        77.01
---------------------     ---     --------------      -----        ----        -----
  TOTAL / WTD. AVG.       115     $1,182,418,798      100.0%       1.48X       72.46%
===============================================================================================


ORIGINAL AMORTIZATION TERM:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       RANGE OF                     AGGREGATE        % OF                  WTD. AVG.
      ORIGINAL         NUMBER       CUT-OFF        INITIAL                 CUT-OFF
    AMORTIZATION        OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
       TERMS         MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
      (MONTHS)         LOANS        BALANCE        BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------------------
  Interest Only           3     $   16,100,000        1.4%       1.77x       71.07%
  120 to 240              2         11,650,297        1.0        1.24        69.75
  241 to 300             17        163,604,422       13.8        1.59        66.33
  301 to 360             93        991,064,079       83.8        1.46        73.52
-------------------     ---     --------------      -----        ----        -----
  TOTAL/WTD. AVG.       115     $1,182,418,798      100.0%       1.48X       72.46%
================================================================================================

REMAINING AMORTIZATION TERM:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       RANGE OF                     AGGREGATE        % OF                  WTD. AVG.
     REMAINING         NUMBER       CUT-OFF        INITIAL                 CUT-OFF
    AMORTIZATION        OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
       TERMS         MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
      (MONTHS)         LOANS        BALANCE        BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------------------
  Interest Only           3     $   16,100,000        1.4%       1.77x       71.07%
  120 to 240              2         11,650,297        1.0        1.24        69.75
  241 to 300             17        163,604,422       13.8        1.59        66.33
  301 to 360             93        991,064,079       83.8        1.46        73.52
-------------------     ---     --------------      -----        ----        -----
  TOTAL/WTD. AVG.       115     $1,182,418,798      100.0%       1.48X       72.46%
===============================================================================================


PREPAYMENT PROVISION TYPE:
--------------------------------------

                                                         % OF
                           NUMBER       AGGREGATE      INITIAL
          TYPE OF           OF        CUT-OFF DATE    MORTGAGE    WTD. AVG.     WTD. AVG.
       PREPAYMENT        MORTGAGE      PRINCIPAL        POOL       UW NCF     CUT-OFF DATE
       PROVISION           LOANS        BALANCE        BALANCE      DSCR          LTV
---------------------------------------------------------------------------------------------
  LO/Defeasance              98     $1,043,418,798       88.2%     1.47x          71.81%
  LO/YM                      16         82,000,000        6.9      1.48           77.79
  LO/YM or Defeasance         1         57,000,000        4.8      1.61           76.72
-----------------------      --     --------------      -----      ----           -----
  TOTAL / WTD. AVG.         115     $1,182,418,798      100.0%     1.48X          72.46%
=======================     ===     ==============      =====      ======         =====


ACCRUAL TYPE:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                     AGGREGATE        % OF                  WTD. AVG.
                        NUMBER       CUT-OFF        INITIAL                 CUT-OFF
                         OF            DATE        MORTGAGE    WTD. AVG.   DATE LOAN-
                      MORTGAGE      PRINCIPAL        POOL       U/W NCF     TO-VALUE
     ACCRUAL TYPE       LOANS        BALANCE        BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------------------
  Actual/360 Basis       114     $1,146,918,798       97.0%       1.49x       72.32%
  30/360 Basis             1         35,500,000        3.0        1.24        76.84
--------------------     ---     --------------      -----        ----        -----
  TOTAL/WTD. AVG.        115     $1,182,418,798      100.0%       1.48X       72.46%
================================================================================================


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                         MORTGAGE POOL CHARACTERISTICS
--------------------------------------------------------------------------------


PREPAYMENT RESTRICTIONS BASED ON OUTSTANDING PRINCIPAL BALANCE (1) (2):



-----------------------------------------------------------------------------------------------------------------------------------
                                                       MONTHS FOLLOWING CUT-OFF DATE
      PREPAYMENT
     RESTRICTION           0         12        24        36        48        60        72        84        96       108      120
-----------------------------------------------------------------------------------------------------------------------------------
 Remaining Pool
  Balance(3)            100.00%    99.11%    97.88%    96.43%    94.90%    80.34%    74.05%    68.96%    67.10%    62.35%    3.71%

 Lockout                100.00%    93.61%    93.63%     4.49%     1.51%     0.00%     0.00%     0.00%     0.00%     0.00%    0.00%
 Defeasance               0.00%     0.00%     0.00%    83.65%    86.63%    93.59%    93.17%    92.80%    92.74%    91.70%  100.00%
 Grtr 1% UPB or
  YM(4)                   0.00%     0.00%     0.00%     4.92%     4.92%     5.72%     6.10%     6.43%     6.47%     6.82%    0.00%
 Yield Maintenance        0.00%     6.39%     6.37%     6.95%     6.94%     0.69%     0.73%     0.77%     0.78%     0.82%    0.00%
 Open                     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.65%    0.00%
--------------------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------   ------
 Total                  100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%  100.00%
===================================================================================================================================

(1) All numbers, unless otherwise noted, are as a percentage of the aggregate mortgage pool balance at the specified point in time (without regard to non-pooled portion of Pecanland Mall Mortgage loan).
(2) Prepayment provision in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the mortgage loans (and assuming that each ARD Loan will be repaid in full on its anticipated repayment date).
(3) Remaining aggregate mortgage pool balance as a percentage of the Initial Mortgage Pool Balance at the specified point in time (without regard to non-pooled portion of Pecanland Mall Mortgage loan).
(4) Assumes the greater of YM or 1% penalty for one loan which also has the option to defease.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1
         TOP TWENTY MORTGAGE LOANS/CROSSED GROUPS/RELATED LOAN GROUPS:


                                                                               CUT-OFF DATE
                                               LOAN                             PRINCIPAL
 LOAN NAME / PROPERTY NAME                   SELLER        PROPERTY TYPE         BALANCE
------------------------------------------ ---------- ---------------------- ---------------
1) ARC Portfolio Related Loan Group(1)
      ARC Portfolio 10-6                     CGM      Mobile Home Park       $ 37,839,210
      ARC Portfolio 10-4                     CGM      Mobile Home Park         34,152,200
      ARC Portfolio 5-1                      CGM      Mobile Home Park         24,654,246
2) Yorktown Center                         Wachovia   Regional Mall            93,000,000
3) StorageMart Portfolio(2)                Wachovia                            75,000,000
      StorageMart - Brooklyn, NY                      Self Storage             11,840,000
      StorageMart - Secaucus, NJ                      Self Storage              8,760,000
      StorageMart - Pompano Beach, FL                 Self Storage              6,960,000
      StorageMart - Kansas City, MO                   Self Storage              6,760,000
       (Wornall Road)
      StorageMart - Dania Beach, FL                   Self Storage              5,920,000
      StorageMart - Miami, FL (NW 7th                 Self Storage              5,196,000
       Street)
      StorageMart - Kansas City, MO                   Self Storage              4,512,000
       (Prairie View)
      StorageMart - Overland Park, KS                 Self Storage              4,053,000
      StorageMart - Miami, FL                         Self Storage              3,886,000
       (SW 2nd Avenue)
      StorageMart - Lenexa, KS                        Self Storage              3,369,000
      StorageMart - Kansas City, KS                   Self Storage              3,280,000
      StorageMart - Lombard, IL                       Self Storage              3,240,000
      StorageMart - Merriam, KS                       Self Storage              3,056,000
      StorageMart - Kansas City, MO                   Self Storage              2,552,000
       (North Main)
      StorageMart - Olathe, KS                        Self Storage              1,616,000
4) Pecanland Mall(3)                          CGM     Regional Mall            62,322,215
5) Lake Shore Place                        Wachovia   Office                   57,000,000
6) Nashua Mall                                CGM     Anchored Retail          35,500,000
7) Crossroads Center Portfolio(2)             CGM                              34,700,000
      Crossroads Center                               Anchored Retail          26,960,000
      Auburn Mile Shopping Center                     Anchored Retail           7,740,000
8) Waterfront Clematis                        CGM     Mixed Use, Office        32,670,000
                                                       (76%)/Retail(24%)
9) 305 Madison                               CDCMC    Office                   28,355,938
10) DFS-Guam                                 CDCMC    Land, Fee Interest       26,864,655
                                                                             ------------
 SUBTOTAL/WTD. AVG.                                                          $542,058,462
                                                                             ============
11) Wildcat Self Storage Portfolio(2)         CGM                              23,397,503
      Wildcat Self Storage - Kettering, OH            Self Storage              4,321,832
      Wildcat Self Storage - Norwood, OH              Self Storage              4,046,625
      Wildcat Self Storage - South                    Self Storage              3,977,079
       Fairmount, OH
      Wildcat Self Storage - Deerfield, OH            Self Storage              3,477,336
      Wildcat Self Storage - Forest Park, OH          Self Storage              3,389,906
      Wildcat Self Storage - Huber Heights,           Self Storage              2,295,042
       OH
      Wildcat Self Storage - Blue Ash, OH             Self Storage              1,889,684
12) Ocean Key Resort(4)                    Wachovia   Hospitality, Full        23,067,933
                                                      Service
13) Hall Office Park                         CDCMC    Office                   21,914,934
14) Sheraton Suites                           CGM     Hospitality, Full        20,941,941
                                                      Service
15) 400 Atlantic Avenue                       CGM     Office                   19,161,641
16) Victoria Mall                            CDCMC    Regional Mall            18,786,388
17) Delray Bay Apartments                  Wachovia   Multifamily              17,500,000
18) The Yards Plaza                        Wachovia   Anchored Retail          17,460,861
19) Carmel Rancho Shopping Center             CGM     Anchored Retail          15,689,288
20) Cumberland Office Park                 Wachovia   Office                   15,000,000
                                                                             ------------
 SUBTOTAL/WTD. AVG.                                                          $192,920,487
                                                                             ============

------------------------------------------ ---------- ----                   ------------
TOTAL/WTD. AVG.                                                              $734,978,949
========================================== ========== ====                   ============



                                                               % OF                                  CUT-OFF
                                             CUT-OFF DATE    INITIAL                                  DATE
                                              PRINCIPAL     MORTGAGE      STATED                    LOAN-TO-
                                               BALANCE        POOL      REMAINING      U/W NCF       VALUE
 LOAN NAME / PROPERTY NAME                   PER SF/UNIT     BALANCE   TERM (MO.)       DSCR         RATIO
------------------------------------------ --------------- ---------- ------------ -------------- -----------
1) ARC Portfolio Related Loan Group(1)
      ARC Portfolio 10-6                       $ 24,960        3.2%        117           1.42x        79.76%
      ARC Portfolio 10-4                         22,249        2.9         117           1.38         74.78
      ARC Portfolio 5-1                          16,177        2.1          57           1.46         67.21
2) Yorktown Center                                  150        7.9         119           1.96         58.13
3) StorageMart Portfolio(2)                          65        6.3          59           1.48         78.02
      StorageMart - Brooklyn, NY                    207        1.0
      StorageMart - Secaucus, NJ                     92        0.7
      StorageMart - Pompano Beach, FL                74        0.6
      StorageMart - Kansas City, MO                  78        0.6
       (Wornall Road)
      StorageMart - Dania Beach, FL                  68        0.5
      StorageMart - Miami, FL (NW 7th                69        0.4
       Street)
      StorageMart - Kansas City, MO (Prairie         49        0.4
       View)
      StorageMart - Overland Park, KS                41        0.3
      StorageMart - Miami, FL                       109        0.3
       (SW 2nd Avenue)
      StorageMart - Lenexa, KS                       42        0.3
      StorageMart - Kansas City, KS                  53        0.3
      StorageMart - Lombard, IL                      39        0.3
      StorageMart - Merriam, KS                      46        0.3
      StorageMart - Kansas City, MO                  34        0.2
       (North Main)
      StorageMart - Olathe, KS                       26        0.1
4) Pecanland Mall(3)                                179        5.3          69           1.73         65.60
5) Lake Shore Place                                 117        4.8         118           1.61         76.72
6) Nashua Mall                                      111        3.0         120           1.24         76.84
7) Crossroads Center Portfolio(2)                   107        2.9         119           1.30         79.22
      Crossroads Center                             113        2.3
      Auburn Mile Shopping Center                    89        0.7
8) Waterfront Clematis                              221        2.8         119           1.29         72.60
9) 305 Madison                                      134        2.4         113           1.36         75.62
10) DFS-Guam                                        365        2.3         115           1.55         72.61
                                                              ----         ---           -----        -----
 SUBTOTAL/WTD. AVG.                                           45.8%        101         1.55X          71.75%
                                                              ====         ===         =======        =====
11) Wildcat Self Storage Portfolio(2)                37        2.0          54           1.64         70.00
      Wildcat Self Storage - Kettering, OH           48        0.4
      Wildcat Self Storage - Norwood, OH             38        0.3
      Wildcat Self Storage - South                   42        0.3
       Fairmount, OH
      Wildcat Self Storage - Deerfield, OH           38        0.3
      Wildcat Self Storage - Forest Park, OH         32        0.3
      Wildcat Self Storage - Huber Heights,          32        0.2
       OH
      Wildcat Self Storage - Blue Ash, OH            27        0.2
12) Ocean Key Resort(4)                         230,679        2.0          83           1.79         60.71
13) Hall Office Park                                 94        1.9         116           1.30         73.05
14) Sheraton Suites                              74,526        1.8         118           1.44         63.46
15) 400 Atlantic Avenue                             192        1.6         118           1.35         72.86
16) Victoria Mall                                    42        1.6         112           1.44         65.69
17) Delray Bay Apartments                       105,422        1.5         120           1.56         78.48
18) The Yards Plaza                                  66        1.5         118           1.24         79.37
19) Carmel Rancho Shopping Center                   137        1.3         116           1.25         78.84
20) Cumberland Office Park                          105        1.3         118           1.34         74.44
                                                              ----         ---         -------        -----
 SUBTOTAL/WTD. AVG.                                           16.3%        105           1.45X        71.07%
                                                              ====         ===         =======        =====

------------------------------------------     --------       ----         ---         -------        -----
TOTAL/WTD. AVG.                                               62.2%        102           1.53X        71.57%
==========================================     ========       ====         ===         =======        =====

(1) The ARC Portfolio 10-6 mortgage loan, the ARC Portfolio 10-4 mortgage loan and the ARC Portfolio 5-1 mortgage loan are three (3) separate mortgage loans with affiliated borrowers and common sponsorship. None of these three (3) mortgage loans are cross-collateralized or cross-defaulted.

(2)   Cross-collateralized group of mortgage loans.

(3) Except for debt service coverage information, statistical information with respect to the Pecanland Mall mortgage loan is presented without regard to the Non-Pooled Portion of that mortgage loan that supports the class PM certificates.

(4) Unless indicated otherwise, all statistical information with respect to the Ocean Key Resort mortgage loan excludes the subordinate companion loan which is not included in the trust.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 10-6
--------------------------------------------------------------------------------










[PICTURE OMITTED]                               [PICTURE OMITTED]









                               [PICTURE OMITTED]









ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 10-6
--------------------------------------------------------------------------------













                                 [MAP OMITTED]










ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 10-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                      CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                    $37,839,210
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                              3.2%
 NUMBER OF MORTGAGE LOANS                                                    1
 LOAN PURPOSE                                        Refinance and Acquisition
 SPONSOR                                                Affordable Residential
                                                  Communities Inc., a Maryland
                                                       corporation, Affordable
                                                 Residential Communities LP, a
                                                  Delaware limited partnership
 OWNERSHIP INTEREST                                                 Fee Simple
 MORTGAGE RATE                                                          5.530%
 MATURITY DATE                                                   March 1, 2014
 AMORTIZATION TYPE                                                     Balloon
 ORIGINAL TERM/AMORTIZATION                                            120/360
 REMAINING TERM/AMORTIZATION                                           117/357
 LOCKBOX                                         In-Place Soft, Springing Hard

 UP-FRONT RESERVES
   TAX/INSURANCE              Yes/Yes
   REPLACEMENT                 $6,317
   ENGINEERING               $201,175
   ENVIRONMENTAL               $6,250

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE              Yes/Yes
   REPLACEMENT                 $6,317

 ADDITIONAL FINANCING                                                     None

 CUT-OFF DATE PRINCIPAL BALANCE                                    $37,839,210
 CUT-OFF DATE PRINCIPAL BALANCE/PAD                                    $24,960
 CUT-OFF DATE LTV RATIO                                                  79.8%
 MATURITY DATE LTV RATIO                                                 66.9%
 UW NCF DSCR                                                             1.42x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                        7
 LOCATION                                               Various, Various
 PROPERTY TYPE                                          Mobile Home Park
 SIZE (PADS)                                                       1,516
 OCCUPANCY % AS OF SEPTEMBER 30 AND OCTOBER 3, 2003                93.7%
 YEAR BUILT/YEAR RENOVATED                               Various/Various
 APPRAISED VALUE                                             $47,440,000
 PROPERTY MANAGEMENT                       ARC Management Services, Inc.
 UW ECONOMIC OCCUPANCY %                                           93.0%
 UW REVENUES                                                  $6,198,414
 UW EXPENSES                                                  $2,442,706
 UW NET OPERATING INCOME (NOI)                                $3,755,708
 UW NET CASH FLOW (NCF)                                       $3,679,908
--------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 10-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                ARC POOL 10-6
--------------------------------------------------------------------------------------
                                                       CUT-OFF DATE
                                                      ALLOCATED LOAN     YEAR BUILT/
        PROPERTY NAME            PROPERTY LOCATION        BALANCE      YEAR RENOVATED
--------------------------------------------------------------------------------------
Sunshine City                 Plantation, FL            $10,129,805       1972/NAP
Country Club Mobile Estates   Salt Lake City, UT          9,930,400       1966/NAP
Windsor Mobile Estates        West Valley City, UT        7,736,938       1986/1994
Big Country Estates           Cheyenne, WY                4,546,448       1979/NAP
Harper Woods MHP              Lawrence, KS                2,352,986       1966/NAP
The Vineyards                 Clifton, CO                 1,834,532       1966/NAP
Rockview Heights              Arnold, MO                  1,308,101       1968/NAP
                                                        -----------
TOTAL/WTD. AVG.                                         $37,839,210
                                                        ===========
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                               CUT-OFF       OCCUPANCY %
                                           DATE PRINCIPAL       (AS OF      UNDERWRITTEN
                               NUMBER OF       BALANCE       SEPT. 30 AND     NET CASH    AVERAGE
        PROPERTY NAME             PADS         PER PAD      OCT. 3, 2003)       FLOW       RENT
-------------------------------------------------------------------------------------------------
Sunshine City                      350         $28,942           92.0%      $  983,906     $433
Country Club Mobile Estates        323          30,744           99.7%         987,628      355
Windsor Mobile Estates             249          31,072           96.4%         741,989      344
Big Country Estates                251          18,113           93.2%         448,631      228
Harper Woods MHP                   142          16,570           88.0%         239,268      255
The Vineyards                       98          18,720           87.8%         171,894      245
Rockview Heights                   103          12,700           89.3%         106,593      243
                                   ---                                      ----------
TOTAL/WTD. AVG.                  1,516         $24,960           93.7%      $3,679,908     $327
                                 =====                                      ==========
-------------------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 10-6
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "ARC Portfolio 10-6 Mortgage Loan") is secured by first mortgages encumbering seven mobile home park properties located in Florida (1 property), Utah (2 properties), Wyoming (1 property), Kansas (1 property), Colorado (1 property), and Missouri (1 property). Six of the seven mobile home parks were refinanced with the loan proceeds, while one was acquired. ARC Portfolio 10-6 Mortgage Loan represents approximately 3.2% of the Initial Mortgage Pool Balance. The ARC Portfolio 10-6 Mortgage Loan was originated on February 18, 2004 and has an aggregate principal balance as of the cut-off date of $37,839,210.

     The ARC Portfolio 10-6 Mortgage Loan has a remaining term of 117 months and matures on March 1, 2014. The ARC Portfolio 10-6 Mortgage Loan may be prepaid on or after January 1, 2014, and permits defeasance with United States government obligations beginning two years after the issue date.

     The ARC Portfolio 10-6 Mortgage Loan is not cross-collateralized or cross-defaulted with either of the ARC Portfolio 10-4 Mortgage Loan or the ARC Portfolio 5-1 Mortgage Loan. The borrowers under the ARC Portfolio 10-6 Mortgage Loan, the ARC Portfolio 10-4 Mortgage Loan and the ARC Portfolio 5-1 Mortgage Loan have a common sponsor.

o THE BORROWER. The borrower is ARC Communities 13 LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the ARC Portfolio 10-6 Mortgage Loan. The sponsors of the borrower are Affordable Residential Communities, Inc., a Maryland corporation ("ARC"), and Affordable Residential Communities LP, a Delaware limited partnership. Founded in 1995, ARC is a publicly held, self-administered and self-managed equity real estate investment trust that acquires, redevelops, repositions and operates manufactured housing communities. In February 2004, in conjunction with its initial public offering, ARC acquired approximately 90 manufactured housing communities from Hometown America, making ARC one of the largest manufactured home community operators in the U.S.

o THE PROPERTY. The mortgaged real properties consist of seven mobile home parks. As of October 3, 2003, the weighted average occupancy rate for the mortgaged real properties securing the ARC Portfolio 10-6 Mortgage Loan was approximately 93.7%. Each mortgaged real property has individual asphalt paved driveways and separate electric meters for each pad. As of the closing of the ARC Portfolio 10-6 Mortgage Loan, 113 pads are master leased to ARC Housing LLC or its affiliates, which are subsidiaries of ARC, under one or more master leases. The master lease(s) provide for base rent to be payable for each pad leased thereunder in the event (a) such pad is subleased to a third party or (b) the related manufactured housing community is more than 97% leased. Any base rents payable under the master lease for any master leased pad are to be no less than the greater of the subrental rate for the pad collected by ARC Housing LLC (or its affiliated master lessee) or the market rate for pad rentals in the community.

o LOCK BOX ACCOUNT. At any time during the term of the ARC Pool 10-6 Mortgage Loan, upon the occurrence of an event of default under the applicable loan documents, the borrower is required, upon the request of the lender, to notify the tenants that any and all tenant payments due under the applicable tenant leases are to be directly deposited into a lender-designated lock box account.

o RELEASE OF PARCELS. The loan documents permit the partial release of up to two (2) individual properties following the initial lockout period under the loan documents, provided that certain conditions precedent set forth in the loan documents are satisfied, including, among other things: (i) the completion of a partial defeasance of a portion of the loan equal to 125% of the allocated loan amount for the property or properties being released; and (ii) the remaining properties must meet certain financial tests, including debt service coverage ratio and loan-to-value ratio tests.

o MANAGEMENT. ARC Management Services, Inc., an affiliate of the borrower, is the property manager for the mortgaged real properties securing the ARC Pool 10-6 Mortgage Loan.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1





                     [THIS PAGE INTENTIONALLY LEFT BLANK.]













ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 10-4
--------------------------------------------------------------------------------







[PICTURE OMITTED]                               [PICTURE OMITTED]









[PICTURE OMITTED]                               [PICTURE OMITTED]








ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 10-4
--------------------------------------------------------------------------------











                                 [MAP OMITTED]










ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 10-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                    CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                  $34,152,200
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                            2.9%
 NUMBER OF MORTGAGE LOANS                                                  1
 LOAN PURPOSE                                      Refinance and Acquisition
 SPONSOR                                              Affordable Residential
                                                           Communities Inc.,
                                                     a Maryland corporation,
                                                      Affordable Residential
                                                  Communities LP, a Delaware
                                                         limited partnership
 OWNERSHIP INTEREST                                               Fee Simple
 MORTGAGE RATE                                                        5.530%
 MATURITY DATE                                                 March 1, 2014
 AMORTIZATION TYPE                                                   Balloon
 ORIGINAL TERM/AMORTIZATION                                          120/360
 REMAINING TERM/AMORTIZATION                                         117/357
 LOCKBOX                                       In-Place Soft, Springing Hard
 UP-FRONT RESERVES
   TAX/INSURANCE                          Yes/Yes
   REPLACEMENT                             $6,396
   ENGINEERING                           $108,294
   ENVIRONMENTAL                          $18,750
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                          Yes/Yes
   REPLACEMENT                             $6,396
 ADDITIONAL FINANCING                                                   None
 CUT-OFF DATE PRINCIPAL BALANCE                                  $34,152,200
 CUT-OFF DATE PRINCIPAL BALANCE/PAD                                  $22,249
 CUT-OFF DATE LTV RATIO                                                74.8%
 MATURITY DATE LTV RATIO                                               62.7%
 UW NCF DSCR                                                           1.38x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                            7
 LOCATION                                                   Various, Various
 PROPERTY TYPE                                              Mobile Home Park
 SIZE (PADS)                                                           1,535
 OCCUPANCY % AS OF SEPTEMBER 30, 2003                                  93.2%
 YEAR BUILT/YEAR RENOVATED                                       Various/NAP
 APPRAISED VALUE                                                 $45,670,000
 PROPERTY MANAGEMENT                                          ARC Management
                                                              Services, Inc.
 UW ECONOMIC OCCUPANCY %                                               93.1%
 UW REVENUES                                                      $5,733,475
 UW EXPENSES                                                      $2,425,883
 UW NET OPERATING INCOME (NOI)                                    $3,307,592
 UW NET CASH FLOW (NCF)                                           $3,230,842
--------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 10-4
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            ARC POOL 10-4
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CUT-OFF
                                                                                         DATE     OCCUPANCY %
                                        CUT-OFF DATE                                  PRINCIPAL     (AS OF     UNDERWRITTEN
                                       ALLOCATED LOAN     YEAR BUILT/     NUMBER OF    BALANCE     SEPTEMBER     NET CASH    AVERAGE
  PROPERTY NAME    PROPERTY LOCATION       BALANCE       YEAR RENOVATED      PADS      PER PAD     30, 2003)       FLOW       RENT
------------------------------------------------------------------------------------------------------------------------------------
The Meadows       Aurora, CO             $11,665,739       1965/NAP           303      $38,501        96.4%    $1,122,537     $434
Foxhall Village   Raleigh, NC              7,291,087       1982/NAP           315       23,146        91.1%       657,961      295
New Twin Lakes    Bloomingburg, NY         7,029,356   1972 & 1981/NAP        257       27,352        96.5%       595,815      448
Sundown           Clearfield, UT           3,552,068       1970/NAP           200       17,760        91.5%       350,249      271
Meadowood         Topeka, KS               3,028,605       1977/NAP           250       12,114        90.4%       308,061      201
Blue Valley       Manhattan, KS              927,277   1952 & 1969/NAP        148        6,265        93.9%       125,558      160
Connie Jean       Jacksonville, FL           658,067       1984/NAP            62       10,614        88.7%        70,661      181
                                         -----------                          ---      -------                 ----------
TOTAL/WTD. AVG.                          $34,152,200                        1,535      $22,249        93.2%    $3,230,842     $314
                                         ===========                        =====      =======                 ==========
------------------------------------------------------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 10-4
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "ARC Portfolio 10-4 Mortgage Loan") is secured by first mortgages encumbering seven mobile home park properties located in Colorado (1 property), North Carolina (1 property), New York (1 property), Utah (1 property), Kansas (2 properties), and Florida (1 property). Six of the seven mobile home parks were refinanced with the loan proceeds, while one was acquired. The ARC Portfolio 10-4 Mortgage Loan represents approximately 2.9% of the Initial Mortgage Pool Balance. The ARC Portfolio 10-4 Mortgage Loan was originated on February 18, 2004 and has an aggregate principal balance as of the cut-off date of $34,152,200.

     The ARC Portfolio 10-4 Mortgage Loan has a remaining term of 117 months and matures on March 1, 2014. The ARC Portfolio 10-4 Mortgage Loan may be prepaid on or after January 1, 2014, and permits defeasance with United States government obligations beginning two years after the issue date.

     The ARC Portfolio 10-4 Mortgage Loan is not cross-collateralized or cross-defaulted with either of the ARC Portfolio 10-6 Mortgage Loan or the ARC Portfolio 5-1 Mortgage Loan. The borrowers under the ARC Portfolio 10-4 Mortgage Loan, the ARC Portfolio 10-6 Mortgage Loan and the ARC Portfolio 5-1 Mortgage Loan have a common sponsor.

o THE BORROWER. The borrower is ARC Communities 11 LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the ARC Portfolio 10-4 Mortgage Loan. The sponsors of the borrower are Affordable Residential Communities, Inc., a Maryland corporation ("ARC"), and Affordable Residential Communities LP, a Delaware limited partnership. Founded in 1995, ARC is a publicly held, self-administered and self-managed equity real estate investment trust that acquires, redevelops, repositions and operates manufactured housing communities. In February 2004, in conjunction with its initial public offering, ARC acquired approximately 90 manufactured housing communities from Hometown America, making ARC one of the largest manufactured home community operators in the U.S.

o THE PROPERTY. The mortgaged real properties consist of seven mobile home parks. As of September 30, 2003, the weighted average occupancy rate for the mortgaged real properties securing the ARC Portfolio 10-4 Mortgage Loan was approximately 93.2%. Each mortgaged real property has individual asphalt paved driveways and separate electric meters for each pad. As of the closing of the ARC Portfolio 10-4 Mortgage Loan, 164 pads are master leased to ARC Housing LLC or its affiliates, which are subsidiaries of ARC, under one or more master leases. The master lease(s) provide for base rent to be payable for each pad leased thereunder in the event (a) such pad is subleased to a third party or (b) the related manufactured housing community is more than 97% leased. Any base rents payable under the master lease for any master leased pad are to be no less than the greater or the subrental rate for the pad collected by ARC Housing LLC (or its affiliated master lease) or the market rate for pad rentals in the community.

o LOCK BOX ACCOUNT. At any time during the term of the ARC Pool 10-4 Mortgage Loan, upon the occurrence of an event of default under the applicable loan documents, the borrower is required, upon the request of the lender, to notify the tenants that any and all tenant payments due under the applicable tenant leases are to be directly deposited into a lender-designated lock box account.

o RELEASE OF PARCELS. The loan documents permit the partial release of up to two (2) individual properties following the initial lockout period under the loan documents, provided that certain conditions precedent set forth in the loan documents are satisfied, including, among other things: (i) the completion of a partial defeasance of a portion of the loan equal to 125% of the allocated loan amount for the property or properties being released; and (ii) the remaining properties must meet certain financial tests, including debt service coverage ratio and loan-to-value ratio tests.

o MANAGEMENT. ARC Management Services, Inc., an affiliate of the borrower, is the property manager for the mortgaged real properties securing the ARC Pool 10-4 Mortgage Loan.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1













                     [THIS PAGE INTENTIONALLY LEFT BLANK.]















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 5-1
--------------------------------------------------------------------------------






                               [PICTURE OMITTED]







                               [PICTURE OMITTED]






ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                               ARC PORTFOLIO 5-1
--------------------------------------------------------------------------------











                                 [MAP OMITTED]








ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 5-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                      $24,654,246
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                2.1%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                          Refinance and Acquisition
 SPONSOR                                Affordable Residential Communities Inc.,
                                                         a Maryland corporation,
                                          Affordable Residential Communities LP,
                                                  a Delaware limited partnership
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.050%
 MATURITY DATE                                                     March 1, 2009
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION                                           60 / 360
 REMAINING TERM / AMORTIZATION                                          57 / 357
 LOCKBOX                                           In-Place Soft, Springing Hard

 UP-FRONT RESERVES
   TAX/INSURANCE                       Yes / Yes
   REPLACEMENT                           $6,350
   ENGINEERING                         $658,416
   ENVIRONMENTAL                           $313

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                       Yes / Yes
   REPLACEMENT                           $6,350

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE PRINCIPAL BALANCE                                      $24,654,246
 CUT-OFF DATE PRINCIPAL BALANCE/PAD                                      $16,177
 CUT-OFF DATE LTV RATIO                                                    67.2%
 MATURITY DATE LTV RATIO                                                   62.2%
 UW NCF DSCR                                                               1.46x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                        7
 LOCATION                                               Various, Various
 PROPERTY TYPE                                          Mobile Home Park
 SIZE (PADS)                                                       1,524
 OCCUPANCY % AS OF SEPTEMBER 30, 2003                              86.6%
 YEAR BUILT / YEAR RENOVATED                               Various / NAP
 APPRAISED VALUE                                             $36,685,000
 PROPERTY MANAGEMENT                                      ARC Management
                                                          Services, Inc.
 UW ECONOMIC OCCUPANCY %                                           86.8%
 UW REVENUES                                                  $5,209,637
 UW EXPENSES                                                  $2,794,680
 UW NET OPERATING INCOME (NOI)                                $2,414,957
 UW NET CASH FLOW (NCF)                                       $2,338,757
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 5-1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            ARC POOL 5-1
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        CUT-OFF
                                                                                          DATE     OCCUPANCY %
                                                    CUT-OFF DATE     YEAR              PRINCIPAL      (AS OF    UNDERWRITTEN
                                                      ALLOCATED   BUILT/YEAR   NUMBER   BALANCE   SEPTEMBER 30,   NET CASH   AVERAGE
           PROPERTY NAME         PROPERTY LOCATION  LOAN BALANCE   RENOVATED  OF PADS   PER PAD       2003)         FLOW      RENT
------------------------------------------------------------------------------------------------------------------------------------
Countryside Village Jacksonville Jacksonville, FL   $12,634,587    1973/NAP      643    $19,649        86.5%     $1,240,925    $320
Parkview Estates                 San Jacinto, CA      3,494,673    1986/NAP      200     17,473        87.0%        223,280     291
Falcon Farms                     Port Byron, IL       3,477,872    1973/NAP      215     16,176        90.7%        415,741     247
Forest Park                      Queensbury, NY       2,419,389    1971/NAP      183     13,221        88.0%        183,837     284
Green Valley Village             Casper, WY           1,142,489    1976/NAP      106     10,778        84.0%        103,243     198
Pleasant Grove                   Fuquay Varina, NC      840,066    1972/NAP       72     11,668        86.1%        103,963     225
Rose Country Estates             Tyler, TX              645,170    1970/NAP      105      6,144        79.1%         67,767     207
                                                    -----------                  ---                             ----------
TOTAL/WTD. AVG.                                     $24,654,246                1,524    $16,177        86.6%     $2,338,757    $281
                                                    ===========                =====                             ==========
------------------------------------------------------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               ARC PORTFOLIO 5-1
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "ARC Portfolio 5-1 Mortgage Loan") is secured by first mortgages encumbering seven mobile home park properties located in Florida (1 property), California (1 property), Illinois (1 property), New York (1 property), Wyoming (1 property), North Carolina (1 property), and Texas (1 property). The ARC Portfolio 5-1 Mortgage Loan represents approximately 2.1% of the Initial Mortgage Pool Balance. Five of the seven properties were refinanced with the loan proceeds, while two were acquired. The ARC Portfolio 5-1 Mortgage Loan was originated on February 18, 2004 and has an aggregate principal balance as of the cut-off date of $24,654,246.

     The ARC Portfolio 5-1 Mortgage Loan has a remaining term of 57 months and matures on March 1, 2009. The ARC Portfolio 5-1 Mortgage Loan may be prepaid on or after January 1, 2009, and permits defeasance with United States government obligations beginning two years after the issue date.

     The ARC Portfolio 5-1 Mortgage Loan is not cross-collateralized or cross-defaulted with either of the ARC Portfolio 10-6 Mortgage Loan or the ARC Portfolio 10-4 Mortgage Loan. The borrowers under the ARC Portfolio 5-1 Mortgage Loan, the ARC Portfolio 10-6 Mortgage Loan and the ARC Portfolio 10-4 Mortgage Loan have a common sponsor.

o THE BORROWER. The borrowers are ARC Communities 14 LLC and ARC14FLCV LLC, a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the ARC Portfolio 5-1 Mortgage Loan. The sponsors of the borrower are Affordable Residential Communities, Inc., a Maryland corporation ("ARC"), and Affordable Residential Communities LP, a Delaware limited partnership. Founded in 1995, ARC is a publicly held, self-administered and self-managed equity real estate investment trust that acquires, redevelops, repositions and operates manufactured housing communities. In February 2004, in conjunction with its initial public offering, ARC acquired approximately 90 manufactured housing communities from Hometown America, making ARC one of the largest manufactured home community operators in the U.S.

o THE PROPERTY. The mortgaged real properties consist of seven mobile home parks. As of September 30, 2003, the weighted average occupancy rate for the mortgaged real properties securing the ARC Portfolio 5-1 Mortgage Loan was approximately 86.6%. Each mortgaged real property has individual asphalt paved driveways and separate electric meters for each pad. As of the closing of the ARC Portfolio 5-1 Mortgage Loan, 173 pads are master leased to ARC Housing LLC or its affiliates, which are subsidiaries of ARC, under one or more master leases. The master lease(s) provide for base rent to be payable for each pad leased thereunder in the event (a) such pad is subleased to a third party or (b) the related manufactured housing community is more than 97% leased. Any base rents payable under the master lease for any master leased pad are to be no less than the greater of the subrental rate for the pad collected by ARC Housing LLC (or its affiliated master lessee) or the market rate for pad rentals in the community.

o LOCK BOX ACCOUNT. At any time during the term of the ARC Pool 5-1 Mortgage Loan, upon the occurrence of an event of default under the applicable loan documents, the borrower is required, upon the request of the lender, to notify the tenants that any and all tenant payments due under the applicable tenant leases are to be directly deposited into a lender-designated lock box acount.

o RELEASE OF PARCELS. The loan documents permit the partial release of up to two (2) individual properties following the initial lockout period under the loan documents, provided that certain conditions precedent set forth in the loan documents are satisfied, including, among other things: (i) the completion of a partial defeasance of a portion of the loan equal to 125% of the allocated loan amount for the property or properties being released; and (ii) the remaining properties must meet certain financial tests, including debt service coverage ratio and loan-to-value ratio tests.

o MANAGEMENT. ARC Management Services, Inc., an affiliate of the borrower, is the property manager for the mortgaged real properties securing the ARC Pool 5-1 Mortgage Loan.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1











                     [THIS PAGE INTENTIONALLY LEFT BLANK.]















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                YORKTOWN CENTER
--------------------------------------------------------------------------------







                               [PICTURE OMITTED]







[PICTURE OMITTED]                                       [PICTURE OMITTED]






                                                        [PICTURE OMITTED]






ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                YORKTOWN CENTER
--------------------------------------------------------------------------------













                                 [MAP OMITTED]










ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                YORKTOWN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE PRINCIPAL BALANCE                                      $93,000,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                7.9%

 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                  Yorktown Joint Venture
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            4.630%
 MATURITY DATE                                                      May 11, 2014
 AMORTIZATION TYPE                                            Partial IO/Balloon
 INTEREST ONLY PERIOD                                                         12
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                           In-Place Soft

 UP-FRONT RESERVES
   TAX/INSURANCE                         Yes / No
  REPLACEMENT                                  $0

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                         Yes / No
   REPLACEMENT                             $8,566

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE PRINCIPAL BALANCE                                      $93,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                          $150
 CUT-OFF DATE LTV RATIO                                                    58.1%
 MATURITY DATE LTV RATIO                                                   48.5%
 UW NCF DSCR                                                               1.96x
 LOAN SHADOW RATING (MOODY'S/S&P)(1)                                   Baa3/BBB-
--------------------------------------------------------------------------------
(1) S&P and Moody's have confirmed that the Yorktown Center Mortgage Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an investment-grade rated obligation.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED REAL PROPERTIES                                           1
 LOCATION                                                            Lombard, IL
 PROPERTY TYPE                                                     Regional Mall
 SIZE (SF)                                                               619,283
 OCCUPANCY % AS OF MARCH 29, 2004                                          83.0%
 YEAR BUILT / YEAR RENOVATED                                         1968 / 1994
 APPRAISED VALUE                                                    $160,000,000
 PROPERTY MANAGEMENT                             Long/Pehrson Associates, L.L.C.
 UW ECONOMIC OCCUPANCY %                                                   86.5%
 UW REVENUES                                                         $18,633,136
 UW EXPENSES                                                         $ 6,887,924
 UW NET OPERATING INCOME (NOI)                                       $11,745,212
 UW NET CASH FLOW (NCF)                                              $11,257,540
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                YORKTOWN CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % OF
                                                                       TOTAL
                                                            NET         NET                                  % OF      DATE OF
                                         RATINGS          RENTABLE   RENTABLE      RENT        ACTUAL       ACTUAL      LEASE
             TENANT               MOODY'S/S&P/FITCH(1)   AREA (SF)     AREA        PSF          RENT         RENT     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Anchor Tenants -- Anchor Owned
JCPenney                               Ba3/BB+/BB          239,000             ANCHOR OWNED -- NOT PART OF COLLATERAL
Carson Pirie Scott                     Ba3/BB/BB-          218,000             ANCHOR OWNED -- NOT PART OF COLLATERAL
Von Maur                                NR/NR/NR           210,000             ANCHOR OWNED -- NOT PART OF COLLATERAL
                                                           -------
 Total Anchor Owned                                        667,000

Top 5 Tenants
Yorktown Cinema 18                      NR/NR/NR            78,485      12.7%    $ 10.38    $    814,674       8.0%    1/31/18
Carson Pirie Scott Furniture           Ba3/BB/BB-           45,708       7.4     $  7.18         328,183       3.2     6/30/08
Big Idea Productions                    NR/NR/NR            27,217       4.4     $  1.09          29,667       0.3       MTM
Sam Goody                               NR/NR/NR            12,486       2.0     $ 20.58         256,962       2.5     1/31/06
The Limited                           Baa1/BBB+/NR          11,070       1.8     $ 22.00         243,540       2.4     1/31/07
                                                           -------  --------                ------------     -----
 Total Top 5 Tenants                                       174,966      28.3%    $  9.56    $  1,673,026      16.3%

Non-Major Tenants                                          338,753      54.7%    $ 25.29    $  8,567,467      83.7%

Occupied Collateral Total                                  513,719      83.0%    $ 19.93    $ 10,240,494     100.0%

Vacant Space                                               105,564      17.0%
                                                           -------  --------

COLLATERAL TOTAL                                           619,283     100.0%

PROPERTY TOTAL                                           1,286,283
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                            LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------
            # OF       WA BASE                                       CUMULATIVE                      CUMMULATIVE
          ROLLING      RENT/SF       TOTAL SF        % OF TOTAL        % OF SF       % OF ACTUAL     % OF ACTUAL
 YEAR      LEASES      ROLLING      ROLLING(2)     SF ROLLING(2)     ROLLING(2)     RENT ROLLING     RENT ROLLING
------------------------------------------------------------------------------------------------------------------
2004         25         $20.52        52,781            10.3%            10.3%           10.6%           10.6%
2005         21         $19.55        70,179            13.7%            23.9%           13.4%           24.0%
2006         14         $29.76        40,537             7.9%            31.8%           11.8%           35.8%
2007         10         $25.56        40,592             7.9%            39.7%           10.1%           45.9%
2008         14         $16.73        77,246            15.0%            54.8%           12.6%           58.5%
2009         14         $23.82        40,304             7.8%            62.6%            9.4%           67.9%
2010          5         $45.89         6,940             1.4%            64.0%            3.1%           71.0%
2011         10         $35.97        30,176             5.9%            69.8%           10.6%           81.6%
2012          3         $18.44         9,446             1.8%            71.7%            1.7%           83.3%
2013          5         $29.82        20,412             4.0%            75.6%            5.9%           89.2%
2014          5         $24.69        10,459             2.0%            77.7%            2.5%           91.8%
------------------------------------------------------------------------------------------------------------------

(1) Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)  Calculated based on approximate square footage occupied by each tenant.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                YORKTOWN CENTER
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Yorktown Center Mortgage Loan") is secured by a first mortgage encumbering a regional mall located in Lombard, Illinois. The Yorktown Center Mortgage Loan represents approximately 7.9% of the Initial Mortgage Pool Balance. The Yorktown Center Mortgage Loan was originated on April 29, 2004, and has a principal balance as of the cut-off date of $93,000,000. The Yorktown Center Mortgage Loan provides for interest-only payments for the first 12 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Yorktown Center Mortgage Loan has a remaining term of 119 months and matures on May 11, 2014. The Yorktown Center Mortgage Loan may be prepaid on or after February 11, 2014, and permits defeasance with United States government obligations beginning three years after the loan closing date.

o THE BORROWER. The borrower is Yorktown Holdings LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Yorktown Center Mortgage Loan. The sponsor of the borrower is Yorktown Joint Venture, whose principals are the Long/Pehrson and Rogers/Wilder families and The Wilder Companies. The Long/Pehrson and Rogers/Wilder families originally developed the mortgaged real property.

o THE PROPERTY. The mortgaged real property is approximately 619,283 square feet of an approximately 1,286,283 square foot regional mall and an adjacent community center situated on approximately 59.5 acres. The mortgaged real property was constructed in 1968 and expanded and renovated in 1985 and 1994. The mortgaged real property is located in Lombard, Illinois, within the Chicago-Naperville-Joliet, Illinois-Indiana-Wisconsin metropolitan statistical area. As of March 29, 2004, the overall occupancy rate for the mortgaged real property securing the Yorktown Center Mortgage Loan was approximately 83.0%.

     The anchor tenants at the mortgaged real property are J.C. Penney Company, Inc., Carson Pirie Scott, a subsidiary of Saks Incorporated, and Von Maur. Each anchor tenant owns its respective land and improvements, which are not part of the collateral. In addition, Montgomery Ward previously operated as an anchor store at the mortgaged real property in a currently vacant anchor space. While this space is not part of the collateral, an affiliate of the borrower has acquired the land and improvements previously occupied by Montgomery Ward and intends to construct an approximately 300,000 square foot outdoor specialty center. The largest tenant that is part of the mortgaged real property is Yorktown Cinema 18 ("Yorktown Cinema 18"), occupying 78,485 square feet, or approximately 12.7%, of the net rentable area. Yorktown Cinema 18 is operated by General Cinema, a subsidiary of AMC Entertainment, Inc., which is one of the largest movie theater chains in the United States. The Yorktown Cinema 18 lease expires in January 2018. The second largest tenant that is part of the mortgaged real property is Carson Pirie Scott Furniture ("Carson Pirie Scott Furniture"), occupying 45,708 square feet, or approximately 7.4% of the net rentable area. Carson Pirie Scott Furniture, a subsidiary of Saks Incorporated, offers furniture for various home settings and budgets, including custom orders, mattresses, and a design studio staffed with professional interior designers. As of May 13, 2004, Saks Incorporated was rated "Ba3" (Moody's), "BB" (S&P) and "BB-" (Fitch). The Carson Pirie Scott Furniture lease expires in June 2008. The third largest tenant that is part of the mortgaged real property is Big Idea Productions ("Big Idea Productions"), occupying 27,217 square feet, or approximately 4.4%, of the net rentable area. Big Idea Productions produces the VeggieTales children's video series and provides family media content for national distribution. The Big Idea Productions lease is currently month-to-month.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a borrower-designated lock box account. At any time during the term of the Yorktown Center Mortgage Loan, (i) if the debt service coverage ratio, as computed by the lender, is less than 1.25:1 or
     (ii) upon the occurrence of an event of default under the loan documents, the borrower is required to notify the tenants that any and all tenant payments due under the applicable tenant leases are to be directly deposited into a lender-designated lock box account.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                YORKTOWN CENTER
--------------------------------------------------------------------------------

o RELEASE OF PARCELS. The borrower may obtain the release of certain non-improved, non-income producing property upon the satisfaction of certain conditions, including, without limitation: (i) the borrower providing evidence that the proposed use of the released property will be consistent with the use of the mortgaged real property or, if not consistent, the proposed use will not have a material adverse effect on the mortgaged real property, and (ii) no event of default has occurred and is continuing.

o MANAGEMENT. Long/Pehrson Associates, L.L.C., an affiliate of the sponsor, is the property manager for the mortgaged real property securing the Yorktown Center Mortgage Loan. Long/Pehrson Associates, L.L.C. and its affiliates have provided owner-related management services at the mortgaged real property since its construction.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                             STORAGEMART PORTFOLIO
--------------------------------------------------------------------------------







[PICTURE OMITTED]                               [PICTURE OMITTED]









                               [PICTURE OMITTED]









ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                             STORAGEMART PORTFOLIO
--------------------------------------------------------------------------------














                                 [MAP OMITTED]












ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                             STORAGEMART PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE PRINCIPAL BALANCE                                      $75,000,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                6.3%

 NUMBER OF MORTGAGE LOANS                                                     15
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                      Warburg-Storagemart Partners, L.P.
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            4.382%
 ANTICIPATED REPAYMENT DATE                                         May 11, 2009
 AMORTIZATION TYPE                                                Partial IO/ARD
 INTEREST ONLY PERIOD                                                         12
 ORIGINAL TERM / AMORTIZATION                                           60 / 360
 REMAINING TERM / AMORTIZATION                                          59 / 360
 LOCKBOX                                                          Springing Hard

 UP-FRONT RESERVES
   TAX / INSURANCE                         Yes / No
   REPLACEMENT                               $9,529
   PERFORMANCE(1)                        $3,500,000

 ONGOING MONTHLY RESERVES
   TAX / INSURANCE                         Yes / No
   REPLACEMENT                               $1,992

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE PRINCIPAL BALANCE                                      $75,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                           $65
 CUT-OFF DATE LTV RATIO                                                    78.0%
 MATURITY DATE LTV RATIO                                                   72.7%
 UW NCF DSCR                                                               1.48x
--------------------------------------------------------------------------------
(1) Upfront performance escrow may be released when the gross revenue from all 15 properties for the trailing consecutive 3 calendar months, excluding any truck rental income, equals or exceeds $10,900,000.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED REAL PROPERTIES                                          15
 LOCATION                                                                Various
 PROPERTY TYPE                                                      Self Storage
 SIZE (SF)                                                             1,152,766
 OCCUPANCY % AS OF FEBRUARY 29 AND
   MARCH 1, 2004                                                           71.5%
 YEAR BUILT / YEAR RENOVATED                                     Various/Various
 APPRAISED VALUE                                                     $96,130,000
 PROPERTY MANAGEMENT                                                Self-Managed
 UW ECONOMIC OCCUPANCY %                                                   78.6%
 UW REVENUES                                                         $12,087,301
 UW EXPENSES                                                          $5,249,907
 UW NET OPERATING INCOME (NOI)                                        $6,837,394
 UW NET CASH FLOW (NCF)                                               $6,643,953
--------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                             STORAGEMART PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    STORAGEMART PORTFOLIO SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   OCCUPANCY %
                                                                          CUT-OFF    (AS OF
                                      CUT-OFF                               DATE   FEBRUARY 29
                                        DATE                              BALANCE      AND                                APPRAISED
                                     PRINCIPAL    YEAR BUILT/     TOTAL  PRINCIPAL  MARCH 1,    UNDERWRITTEN   APPRAISED    VALUE
PROPERTY NAME                         BALANCE   YEAR RENOVATED     SF      PER SF     2004)    NET CASH FLOW     VALUE       PSF
------------------------------------------------------------------------------------------------------------------------------------
StorageMart -- Brooklyn, NY        $ 11,840,000    1901/2001      57,121   $ 207       96.0%    $ 1,109,959  $ 14,800,000   $ 259
StorageMart -- Secaucus, NJ           8,760,000     2001/NAP      94,939   $  92       50.9%        634,842    11,000,000   $ 116
StorageMart -- Pompano Beach, FL      6,960,000    1979/2002      93,880   $  74       86.4%        674,980     8,700,000   $  93
StorageMart -- Kansas City, MO
 (Wornall Road)                       6,760,000 1950 & 2001/NAP   86,503   $  78       69.8%        617,204     8,450,000   $  98
StorageMart -- Dania Beach, FL        5,920,000     2000/NAP      86,904   $  68       71.4%        611,290     7,400,000   $  85
StorageMart -- Miami, FL
 (NW 7th Street)                      5,196,000     2001/NAP      75,250   $  69       52.2%        429,543     7,000,000   $  93
StorageMart -- Kansas City, MO
 (Prairie View)                       4,512,000 1997 & 2001/NAP   91,635   $  49       86.1%        398,969     5,640,000   $  62
StorageMart -- Overland Park, KS      4,053,000     2001/NAP      98,675   $  41       66.6%        384,872     5,460,000   $  55
StorageMart -- Miami, FL
 (SW 2nd Avenue)                      3,886,000     2002/NAP      35,794   $ 109       71.9%        294,850     5,900,000   $ 165
StorageMart -- Lenexa, KS             3,369,000     2001/NAP      80,920   $  42       42.0%        242,821     4,530,000   $  56
StorageMart -- Kansas City, KS        3,280,000     1998/NAP      61,995   $  53       96.7%        320,256     4,170,000   $  67
StorageMart -- Lombard, IL            3,240,000    1969/2002      83,550   $  39       55.2%        262,981     4,050,000   $  48
StorageMart -- Merriam, KS            3,056,000     1997/NAP      66,215   $  46       86.1%        294,083     3,820,000   $  58
StorageMart -- Kansas City, MO
 (North Main)                         2,552,000 1997 & 2000/NAP   76,085   $  34       79.5%        194,771     3,190,000   $  42
StorageMart -- Olathe, KS             1,616,000     1995/NAP      63,300   $  26       81.2%        172,532     2,020,000   $  32
                                   ------------                   ------   -----                -----------  ------------
                                   $ 75,000,000                1,152,766   $  65       71.6%    $ 6,643,953  $ 96,130,000   $  83
------------------------------------------------------------------------------------------------------------------------------------



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                             STORAGEMART PORTFOLIO
--------------------------------------------------------------------------------

o THE LOAN. The 15 mortgage loans (the "StorageMart Portfolio Mortgage Loans") are secured by first mortgages encumbering 15 self-storage properties located in Florida (4 properties), Illinois (1 property), Kansas (5 properties), Missouri (3 properties), New Jersey (1 property) and New York (1 property). The StorageMart Portfolio Mortgage Loans represent approximately 6.3% of the Initial Mortgage Pool Balance. The StorageMart Portfolio Mortgage Loans were originated on May 5, 2004, and have a principal balance as of the cut-off date of $75,000,000. Each StorageMart Portfolio Mortgage Loan is cross-collateralized and cross-defaulted with the other StorageMart Portfolio Mortgage Loans. Each StorageMart Portfolio Mortgage Loan provides for interest-only payments for the first 12 months of its term, and thereafter, fixed monthly payments of principal and interest.

     Each StorageMart Portfolio Mortgage Loan has a remaining term of 59 months to its anticipated repayment date of May 11, 2009. Each StorageMart Portfolio Mortgage Loan may be prepaid with the payment of a yield maintenance charge on or after June 11, 2005, and may be prepaid without penalty or premium on or after March 11, 2009.

o THE BORROWER. The borrower for 14 of the StorageMart Portfolio Mortgage Loans is WSMP-MW-EAST, L.P. and the borrower for the remaining StorageMart Portfolio Mortgage Loan--StorageMart--Pompano Beach, FL--is Storage Mart II, L.L.C. Legal counsel to each borrower delivered a non-consolidation opinion in connection with the origination of the StorageMart Portfolio Mortgage Loans. The sponsor of all the borrowers is Warburg-Storagemart Partners, L.P., an affiliate of StorageMart Partners, L.L.C. ("StorageMart"). StorageMart has ownership and/or management interests in approximately 3.0 million square feet of self-storage space, representing approximately 40 self-storage facilities in 10 states.

o THE PROPERTIES. The mortgaged real properties consist of 15 self-storage facilities containing, in the aggregate, approximately 1,152,766 square feet of net rentable area. Each mortgaged real property contains regular storage and/or climate controlled units which are secured by a computerized access system. Each mortgaged real property also contains a modern retail/office area offering various storage and packing supplies. As of March 1, 2004, the aggregate occupancy rate for the mortgaged real properties securing the StorageMart Portfolio Mortgage Loans was approximately 71.5%.

o LOCK BOX ACCOUNT. At any time during the term of the StorageMart Portfolio Mortgage Loans, (i) if the debt service coverage ratio for the StorageMart Portfolio Mortgage Loans, as computed by the lender, is less than 1.15:1 for a consecutive 12-month period, (ii) upon the occurrence of an event of default under the loan documents or (iii) upon the anticipated repayment date, the borrower is required to notify the tenants that any and all tenant payments due under the applicable tenant leases are to be directly deposited into a lender-designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of May 11, 2009, if the StorageMart Portfolio Mortgage Loans are not paid in full, the StorageMart Portfolio Mortgage Loans enter into a hyper-amortization period through May 11, 2014. The interest rate applicable to each StorageMart Portfolio Mortgage Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate specified in the loan documents. A brief discussion of the hyper-amortization feature is contained in the prospectus supplement under "Description of the Mortgage Pool--Terms and Conditions of the Underlying Mortgage Loans--ARD Loans" in the prospectus supplement.

o SUBSTITUTION AND RELEASE OF COLLATERAL. The mortgaged real properties can be substituted and released as described under "Description of the Mortgage Pool--Cross-Collateralized Mortgage Loan Groups and Multiple Property Loans--Mortgage Loans Which Permit Partial Release of the Related Mortgaged Real Property" in the prospectus supplement.

o    MANAGEMENT. Each mortgaged real property is self-managed

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1











                     [THIS PAGE INTENTIONALLY LEFT BLANK.]
















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                 PECANLAND MALL
--------------------------------------------------------------------------------










[PICTURE OMITTED]                                       [PICTURE OMITTED]













[PICTURE OMITTED]                                       [PICTURE OMITTED]










ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                 PECANLAND MALL
--------------------------------------------------------------------------------















                                 [MAP OMITTED]



















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               PECANLAND MALL (1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE(2)                                   $62,322,215
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                5.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                         General Growth Properties, Inc.
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                           4.2765%
 MATURITY DATE                                                     March 1, 2010
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION                                           72 / 300
 REMAINING TERM / AMORTIZATION                                          69 / 297
 LOCKBOX                                                          Springing Hard
 UP-FRONT RESERVES
   TAX/INSURANCE                        No / No
   REPLACEMENT                               $0
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                        No / No
   REPLACEMENT                              (3)
  TI/LC                                     (4)
 ADDITIONAL FINANCING                                                    None(1)

                                               POOLED                    WHOLE
                                             PORTION(2)                  LOAN
                                           --------------            -----------
 CUT-OFF DATE PRINCIPAL
   BALANCE                                   $62,322,215             $65,644,429
 CUT-OFF DATE PRINICIPAL
   BALANCE/SF                                       $179                    $188
 CUT-OFF DATE LTV RATIO                            65.6%                   69.1%
 MATURITY DATE LTV RATIO                           59.1%                   59.1%
 UW NCF DSCR                                       1.83x                   1.73x
 LOAN SHADOW RATING
   (MOODY'S/S&P)(5)                          Baa3 / BBB-
--------------------------------------------------------------------------------

(1) For purposes of determining distributions on the certificates, the Pecanland Mall mortgage loan is treated as being divided into: (a) a pooled portion that, together with the other mortgage loans in the mortgage pool, will support all of the certificates other than the class PM certificates; and (b) a non-pooled portion that will support the class PM certificates. In general, the non-pooled portion of the Pecanland Mall mortgage loan is subordinate to the pooled portion. However, subject to the occurrence of certain trigger events, the holders of the class PM certificates will be entitled to 50% of all payments (or advances in lieu thereof) or other collections of principal on the Pecanland Mall mortgage loan until the class PM certificates are retired.
(2)  Reflects pooled portion of Pecanland Mall mortgage loan only.
(3) In the event of default or a debt service coverage of less than 1.20:1.00, the borrower is required to deposit $7,855/month for replacement reserves, which is capped at $94,266.
(4) In the event of default or a debt service coverage of less than 1.20:1.00, the borrower is required to deposit $29,049/month for tenant improvements and leasing commissions, which is capped at $349,133.
(5) S&P and Moody's have confirmed that the pooled portion of the Pecanland Mall Mortgage Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an investment-grade rated obligation.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                      Monroe, Louisiana
 PROPERTY TYPE                                                     Regional Mall
 SIZE (SF)                                                               349,133
 OCCUPANCY % AS OF FEBRUARY 6, 2004                                        97.2%
 YEAR BUILT / YEAR RENOVATED                                          1985 / NAP
 APPRAISED VALUE                                                     $95,000,000
 PROPERTY MANAGEMENT                                              General Growth
                                                                Management, Inc.
 UW ECONOMIC OCCUPANCY %                                                   96.0%
 UW REVENUES                                                         $11,314,565
 UW EXPENSES                                                          $3,513,233
 UW NET OPERATING INCOME (NOI)                                        $7,801,333
 UW NET CASH FLOW (NCF)                                               $7,427,949
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                PECANLAND MALL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                      RATINGS           NET         % OF TOTAL                                 % OF      DATE OF
                                  FITCH/MOODY'S/      RENTABLE     NET RENTABLE       RENT                    ACTUAL      LEASE
          TENANT NAME                 S&P (1)        AREA (SF)         AREA            PSF     ACTUAL RENT     RENT     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Anchor Tenants - Anchor Owned
Dillard's                            BB/B2/BB-        165,930                    ANCHOR OWNED - NOT PART OF COLLATERAL
JC Penney                           BB+/Baa3/BB       140,986                    ANCHOR OWNED - NOT PART OF COLLATERAL
Sears                              BBB/Baa1/BBB+      122,032                    ANCHOR OWNED - NOT PART OF COLLATERAL
McRae's                             BB-/Ba3/BB-       105,650                    ANCHOR OWNED - NOT PART OF COLLATERAL
Mervyn's                              A/A2/A+          63,436                    ANCHOR OWNED - NOT PART OF COLLATERAL
                                                      -------
 Total Anchor Owned                                   598,034

Top 5 Tenants
Stage                                NR/NR/NR          29,914           8.6%       $ 7.00     $  209,400         3.0%    1/1/06
Cinema 10                           NR/Caa1/B+         23,170           6.6         6.38          147,874        2.1    12/31/08
McRae's                             BB-/Ba3/BB         19,962           5.7        11.00          219,588        3.2    12/31/07
Limited                            NR/Baa1/BBB+        15,574           4.5        20.00          311,484        4.5    12/31/06
Express                            NR/Baa1/BBB+        13,093           3.8        20.00          261,864        3.8    12/31/05
                                                      -------     ---------                    ----------      -----
 Top 5 Tenants                                        101,713          29.1%       11.31      $1,150,210        16.5%
Non-major tenants                                     237,612          68.1        24.45        5,810,590       83.5
                                                      -------     ---------                    ----------      -----
Occupied Mall Total                                   339,325          97.2        20.51        6,960,801      100.0%
                                                                  ---------                    ----------      -----
Vacant Space                                            9,808           2.8
                                                      -------     ---------
COLLATERAL TOTAL                                      349,133          100. %
                                                      -------     ---------
COLLATERAL AND ANCHOR OWNED
 TOTAL                                                947,167
                                                      =======
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                 WTD. AVG. IN
                                  PLACE BASE                                      CUMULATIVE           % OF IN          CUMULATIVE %
                 # OF LEASES       RENT PSF       TOTAL SF        % OF TOTAL        % OF SF          PLACE RENT         OF IN PLACE
   YEAR            ROLLING         ROLLING       ROLLING(2)     SF ROLLING(2)     ROLLING(2)           ROLLING          RENT ROLLING
------------------------------------------------------------------------------------------------------------------------------------
   2004              10           $ 24.43           22,777            6.5%           6.5%                8.0%              8.0%
   2005              21           $ 22.03           59,594           17.1%          23.6%               18.9%             26.9%
   2006              14           $ 16.52           79,337           22.7%          46.3%               18.8%             45.7%
   2007              10           $ 19.43           30,403            8.7%          55.0%                8.5%             54.2%
   2008              8            $ 11.89           49,965           14.3%          69.3%                8.5%             62.7%
   2009              7            $ 24.59           24,134            6.9%          76.3%                8.5%             71.2%
   2010              3            $ 24.95           11,739            3.4%          79.6%                4.2%             75.4%
   2011              9            $ 30.99           20,438            5.9%          85.5%                9.1%             84.5%
   2012              5            $ 27.60            8,438            2.4%          87.9%                3.4%             87.9%
   2013              8            $ 28.83           21,351            6.1%          94.0%                8.8%             96.7%
   2014              2            $ 19.96            9,422            2.7%          96.7%                2.7%             99.4%
                                                    ------           ----
                                                   337,599           96.7%
                                                   =======           ====
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)   Calculated based on approximate square footage occupied by each tenant.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1
--------------------------------------------------------------------------------
                                PECANLAND MALL
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Pecanland Mall Mortgage Loan") is secured by a first mortgage encumbering a regional mall located in Monroe, Louisiana. The Pecanland Mall Mortgage Loan represents approximately 5.3% of the Initial Mortgage Pool Balance. The Pecanland Mall Mortgage Loan was originated on February 11, 2004 and has a principal balance as of the cut-off date of $65,644,429, of which $62,322,215 is being allocated to the pooled portion thereof.

o The Pecanland Mall Mortgage Loan has a remaining term of 69 months and matures on March 1, 2010. The Pecanland Mall Mortgage Loan may be prepaid on or after December 1, 2009, and permits defeasance with United States government obligations beginning two years after the issue date.

o THE BORROWER. The borrower is GGP-Pecanland, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pecanland Mall Mortgage Loan. The sponsor of the borrower is General Growth Properties, Inc. General Growth Properties, Inc., a publicly-traded, NYSE REIT (ticker GGP). GGP is one of the largest regional mall REITs. They own, develop, operate, and/or manage shopping malls across the country.

o THE PROPERTY. The mortgaged real property is approximately 349,133 square feet of an approximately 947,167 net rentable square foot enclosed single-story regional mall situated on approximately 57 acres. The subject property was constructed in 1985 and is located in Monroe, Louisiana, within the Monroe, Louisiana metropolitan statistical area. As of February 6, 2004, the occupancy rate for the subject property was approximately 97.2%.

     The anchor tenants at the mortgaged real property are Dillard's, JC Penney, McRae's, Mervyn's, and Sears, none of which are part of the collateral.The largest tenant that is part of the mortgaged real property is Stage Stores, Inc. ("Stage"), occupying approximately 29,914 square feet, or approximately 8.6% of the net rentable area. Stage Stores, Inc. is a specialty department store retailer offering brand name and private label apparel, accessories, cosmetics and footwear for the entire family. As of May 19, 2004, Stage was rated "B3" by Moody's and "B+" by S&P. The Stage lease expires in January 2006. The second largest tenant that is part of the mortgaged real property is Cinema 10 ("Cinema 10"), occupying approximately 23,170 square feet, or approximately 6.6% of the net rentable area. Cinema 10 is a division of Cinemark USA Inc., the third largest motion picture exhibitor in the U.S., with approximately 3,000 screens in approximately 280 theaters in the US and several other countries (primarily Latin America). As of May 19, 2004, Cinemark Inc. was rated "B+" by S&P. The Cinema lease expires in December 2008. The third largest tenant that is part of the mortgaged real property is McRae's, occupying 19,962 square feet of in-line space, or approximately 5.7% of the net rentable area. The McRae's lease expires in December 2007. McRae's is a division of Saks, Inc., a top U.S. department store operator with approximately 350 department and outlet stores in 40 states. As of May 19, 2004, Saks, Inc. was rated "Ba3" by Moody's and "BB" by S&P.

o LOCK BOX ACCOUNT. A lockbox account was established at closing. Borrower has the right to receive payments from the lockbox, provided, that, at any time during the term of the Pecanland Mall Mortgage Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.20x, or (ii) upon the occurrence of an event of default under the loan documents, the payments shall be transferred into a mortgagee controlled lock box account.

o MANAGEMENT. General Growth Management, Inc., an affiliate of the Borrower, is the property manager for the Mortgaged Property securing the Pecanland Mall Mortgage Loan.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1











                     [THIS PAGE INTENTIONALLY LEFT BLANK.]














ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                LAKE SHORE PLACE
--------------------------------------------------------------------------------











                               [PICTURE OMITTED]














                               [PICTURE OMITTED]









ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                LAKE SHORE PLACE
--------------------------------------------------------------------------------











                                 [MAP OMITTED]
















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                LAKE SHORE PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE PRINCIPAL BALANCE                                      $57,000,000
 PERCENTAGE OF INITIAL MORTGAGE
   POOL BALANCE                                                             4.8%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                           Golub Needham
                                                                Associates, LLC.
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.000%
 MATURITY DATE                                                    April 11, 2014
 AMORTIZATION TYPE                                          Partial IO / Balloon
 INTEREST ONLY PERIOD                                                         24
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         118 / 360
 LOCKBOX                                                          Springing Hard

 UP-FRONT RESERVES
   TAX/INSURANCE                          Yes / No
   REPLACEMENT                              $8,151

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                          Yes / No
   REPLACEMENT                              $8,151
   TI/LC(1)                                $30,649
   ROLLOVER(2)                             $30,649

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE PRINCIPAL BALANCE                                      $57,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                          $117
 CUT-OFF DATE LTV RATIO                                                    76.7%
 MATURITY DATE LTV RATIO                                                   66.4%
 UW NCF DSCR                                                               1.61x
--------------------------------------------------------------------------------
(1)   Up to a maximum amount of $735,576.
(2) $30,649 will be escrowed monthly until March 11, 2006. If the Playboy lease is not extended by March 11, 2006, the monthly TI/LC escrow will increase to $122,649, up to a maximum amount of $2,400,000. If Playboy enters into a lease renewal that is less than the amount of the space currently leased by Playboy, the maximum amount of the ongoing TI/LC escrow will equal the product of $22.00 per square foot and the square footage of the vacated space.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED REAL PROPERTIES                                          1
 LOCATION                                                           Chicago, IL
 PROPERTY TYPE                                                       Office-CBD
 SIZE (SF)                                                              489,066
 OCCUPANCY % AS OF FEBRUARY 29, 2004                                      96.4%
 YEAR BUILT / YEAR RENOVATED                                        1923 / 1992
 APPRAISED VALUE                                                    $74,300,000
 PROPERTY MANAGEMENT                                            Golub & Company
 UW ECONOMIC OCCUPANCY %                                                  95.0%
 UW REVENUES                                                        $14,693,481
 UW EXPENSES                                                         $8,071,340
 UW NET OPERATING INCOME (NOI)                                       $6,622,141
 UW NET CASH FLOW (NCF)                                              $5,900,512
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                LAKE SHORE PLACE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                              RATINGS(1)               % OF NET
                                             MOODY'S/S&P/ NET RENTABLE RENTABLE                                        DATE OF LEASE
                    TENANT                       FITCH      AREA (SF)    AREA   RENT PSF ACTUAL RENT  % OF ACTUAL RENT  EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Playboy Enterprises Inc                         NR/B/NR      127,663      26.1% $ 13.80   $ 1,761,749         21.7%       8/31/07
Northwestern Medical Faculty Foundation, Inc   NR/NR/NR       57,474      11.8  $ 22.13     1,271,933         15.7        9/30/14
Northwestern Memorial Physicians Group, NCMG   NR/NR/NR       27,275       5.6  $ 20.60       561,851          6.9        2/28/09
Northwestern University Medical School         NR/NR/NR       25,925       5.3  $ 16.75       434,244          5.3        4/30/10
Treasure Island Foods                          NR/NR/NR       21,293       4.4  $ 13.00       276,809          3.4        6/30/13
Non-major Tenants                                            212,073      43.4  $ 18.00     3,816,664         47.0
Vacant Space                                                  17,363       3.6                      0          0.0
                                                             -------     -----            -----------        -----
TOTAL                                                        489,066     100.0%           $ 8,123,251        100.0%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                 # OF         WA BASE                                                                               CUMMULATIVE %
                LEASES        RENT/SF         TOTAL SF        % OF TOTAL        CUMULATIVE %        % OF ACTUAL     OF ACTUAL RENT
   YEAR        ROLLING        ROLLING        ROLLING(2)     SF ROLLING(2)     OF SF ROLLING(2)     RENT ROLLING        ROLLING
------------------------------------------------------------------------------------------------------------------------------------
   2004          9            $ 21.09           15,508            3.3%               3.3%               4.0%              4.0%
   2005          8            $ 20.10           27,614            5.9%               9.1%               6.8%             10.9%
   2006          4            $ 23.81            5,130            1.1%              10.2%               1.5%             12.4%
   2007          14           $ 15.29          174,549           37.0%              47.2%              32.9%             45.2%
   2008          5            $ 16.90           18,999            4.0%              51.3%               4.0%             49.2%
   2009          7            $ 19.41           38,117            8.1%              59.3%               9.1%             58.3%
   2010          7            $ 17.36           33,637            7.1%              66.5%               7.2%             65.5%
   2011          4            $  9.84           27,819            5.9%              72.4%               3.4%             68.8%
   2012          2            $ 18.95           14,779            3.1%              75.5%               3.4%             72.3%
   2013          7            $ 15.98           42,215            8.9%              84.5%               8.3%             80.6%
   2014          4            $ 21.57           61,851           13.1%              97.6%              16.4%             97.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)   Calculated based on approximate square footage occupied by each tenant.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                LAKE SHORE PLACE
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Lake Shore Place Mortgage Loan") is secured by a first mortgage encumbering an office building located in Chicago, Illinois. The Lake Shore Place Mortgage Loan represents approximately 4.8% of the Initial Mortgage Pool Balance. The Lake Shore Place Mortgage Loan was originated on March 24, 2004, and has a principal balance as of the cut-off date of $57,000,000. The Lake Shore Place Mortgage Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Lake Shore Place Mortgage Loan has a remaining term of 118 months and matures on April 11, 2014. The Lake Shore Place Mortgage Loan may be prepaid with the payment of a yield maintenance charge on or after July 11, 2006, and may be prepaid without penalty or premium on or after October 11, 2013. In lieu of prepaying the Lake Shore Place Mortgage Loan, the borrower may elect to defease the Lake Shore Place Mortgage Loan with United States government obligations beginning two years after the issue date.

o THE BORROWER. The borrower is Golub LSP Investors, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lake Shore Place Mortgage Loan. The sponsor is Michael Newman of Golub Needham Associates LLC. Golub Needham Associates LLC is an affiliate of Golub & Company, which was formed in 1960. Golub & Company and its affiliates have developed, owned and/or managed approximately 25.0 million square feet of commercial space and over 40,000 multifamily units. The borrower has the one time right under the mortgage loan documents to transfer up to a 49% tenant-in-common interest to a new entity upon the satisfaction of certain conditions which include (among things) the delivery of a tenant-in-common agreement that is acceptable to the lender in its sole discretion.

o THE PROPERTY. The mortgaged real property is an approximately 489,066 square foot office building situated on approximately 2.6 acres. The mortgaged real property was constructed in 1923 and renovated in 1992. The mortgaged real property is located in Chicago, Illinois, within the Chicago-Naperville-Joliet, Illinois-Indiana-Wisconsin metropolitan statistical area. As of February 29, 2004, the occupancy rate for the mortgaged real property securing the Lake Shore Place Mortgage Loan was approximately 96.4%.

     The largest tenant is Playboy Enterprises, Inc. ("Playboy"), occupying approximately 127,663 square feet, or approximately 26.1% of the net rentable area. The mortgaged real property serves as the headquarters of Playboy, a developer and international distributor of multimedia entertainment. As of May 13, 2004, Playboy was rated "B" (S&P). The Playboy lease expires in August 2007. The second largest tenant is Northwestern Medical Faculty Foundation ("Northwestern Medical Faculty Foundation"), occupying approximately 57,474 square feet, or approximately 11.8%, of the net rentable area. Northwestern Medical Faculty Foundation is considered a premier, multi-specialty physician organization that provides care to patients and support to the research and academic programs of the Northwestern University Feinberg School of Medicine. The Northwestern Medical Faculty Foundation lease expires in September 2014. The third largest tenant is Northwestern Memorial Physicians Group ("Northwestern Physicians Group"), occupying approximately 27,275 square feet, or approximately 5.6%, of the net rentable area. Northwestern Physicians Group is a multi-site practice of primary care physicians affiliated with Northwestern Memorial Hospital. The Northwestern Physicians Group lease expires in February 2009.

o LOCK BOX ACCOUNT. Upon the occurrence of an event of default under the loan documents, the borrower is required to notify the tenants that any and all tenant payments due under the applicable tenant leases are to be directly deposited into a lender designated lock box account.

o MANAGEMENT. Golub & Company, an affiliate of the sponsor, is the property manager for the mortgaged real property securing the Lake Shore Place Mortgage Loan.



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1
















                     [THIS PAGE INTENTIONALLY LEFT BLANK.]














ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                  NASHUA MALL
--------------------------------------------------------------------------------











                               [PICTURE OMITTED]












                               [PICTURE OMITTED]













ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                  NASHUA MALL
--------------------------------------------------------------------------------















                                 [MAP OMITTED]















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                  NASHUA MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                      $35,500,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                3.0%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                    Robert F. Gordon and
                                                                Edward C. Gordon
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            6.120%
 MATURITY DATE                                                     June 11, 2014
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         120 / 360
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   TAX/INSURANCE                           No / No
   REPLACEMENT                                  $0

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                          Yes / No
   REPLACEMENT                              $1,814

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE PRINCIPAL BALANCE                                      $35,500,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                          $111
 CUT-OFF DATE LTV RATIO(1)                                                 76.8%
 MATURITY DATE LTV RATIO(1)                                                64.5%
 UW NCF DSCR(1)                                                            1.24x
--------------------------------------------------------------------------------
(1) The debt service coverage and loan-to-value ratios are presented on an adjusted basis that: (a) takes into account various assumptions regarding the financial performance of the related mortgaged real property that are consistent with the release of the cash holdback; and/or (b) reflects the application of that cash holdback to pay down the subject mortgage loan, with a corresponding reamortization of the monthly debt service payment.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                 Nashua, New Hampshire
 PROPERTY TYPE                                                  Retail-Anchored
 SIZE (SF)                                                              318,829
 OCCUPANCY % AS OF MAY 10, 2004                                           91.1%
 YEAR BUILT / YEAR RENOVATED                                        1966 / 2003
 APPRAISED VALUE                                                    $42,800,000
 PROPERTY MANAGEMENT                                          The MEG Companies
 UW ECONOMIC OCCUPANCY %                                                  86.3%
 UW REVENUES                                                         $4,963,904
 UW EXPENSES                                                         $1,921,164
 UW NET OPERATING INCOME (NOI)                                       $3,042,740
 UW NET CASH FLOW (NCF)                                              $2,976,124
--------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                  NASHUA MALL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                % OF
                                    RATINGS         NET        TOTAL NET                                % OF        DATE OF
                                FITCH/MOODY'S/    RENTABLE      RENTABLE                   ACTUAL      ACTUAL        LEASE
         TENANT NAME                S&P(1)       AREA (SF)        AREA       RENT PSF       RENT        RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Anchor Tenants - Anchor Owned
Home Depot                        AA/Aa3/AA       130,961                  ANCHOR OWNED - NOT PART OF COLLATERAL
                                                  -------
Total Anchor Owned                                130,961
Top 5 Tenants
Kohl's                             A/A3/A-         86,584         27.2%      $ 10.75    $  930,500       25.7%      1/31/23
Burlington Coat Factory           NR/NR/NR         70,000         22.0       $  3.96       277,364        7.7       2/28/09
Christmas Tree Shops, Inc.        NR/NR/BBB        50,444         15.8       $ 16.11       812,500       22.4      12/31/22
Babies R Us                       BB/Ba2/BB        38,000         11.9       $ 10.00       380,000       10.5       1/31/20
LL Bean(2)                        NR/NR/NR         12,000          3.8       $ 18.67       224,000        6.2      11/30/07
                                                  -------     --------                  ----------      -----
 Top 5 Tenants                                    257,028         80.6%      $ 10.21    $2,624,364       72.5%
Non-major tenants                                  33,345         10.5%      $ 29.93    $  997,909       27.5%
                                                  -------     --------       -------    ----------      -----
Occupied Mall Total                               290,373         91.1%      $ 12.46    $3,622,273      100.0%
Vacant Space                                       28,456          8.9%
                                                  -------     --------
COLLATERAL TOTAL                                  318,829        100.0%
COLLATERAL AND ANCHOR
 OWNED TOTAL                                      449,790        100.0%                 $3,622,273      100.0%
                                                  =======     ========                  ==========      =====
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE

                                  WTD. AVG. IN
                                   PLACE BASE                                          CUMULATIVE         % OF IN      CUMULATIVE %
                  # OF LEASES       RENT PSF         TOTAL SF        % OF TOTAL          % OF SF        PLACE RENT     OF IN PLACE
    YEAR            ROLLING         ROLLING         ROLLING(3)     SF ROLLING(3)       ROLLING(3)         ROLLING      RENT ROLLING
------------------------------------------------------------------------------------------------------------------------------------
    2004               0           $  0.00                  0            0.0%              0.0%             0.0%            0.0%
    2005               0           $  0.00                  0            0.0%              0.0%             0.0%            0.0%
    2006               0           $  0.00                  0            0.0%              0.0%             0.0%            0.0%
    2007               1           $ 14.56              6,800            2.1%              2.1%             2.9%            2.9%
    2008               1           $ 25.00              1,300            0.4%              2.5%             1.0%            3.9%
    2009               4           $  5.19             75,406           23.7%             26.2%            11.5%           15.4%
    2010               0           $  0.00                  0            0.0%             26.2%             0.0%           15.4%
    2011               0           $  0.00                  0            0.0%             26.2%             0.0%           15.4%
    2012               0           $  0.00                  0            0.0%             26.2%             0.0%           15.4%
    2013               2           $ 25.94              8,288            2.6%             28.8%             6.3%           21.7%
    2014               3           $ 23.33             11,551            3.6%             32.4%             7.9%           29.6%
                                                       ------           ----
   TOTALS                                             103,345           32.4%
                                                      =======           ====
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.
(2) LL Bean signed a lease dated 2/5/2004 that provides for rental payments to begin upon 60 days following the completion of construction. Construction is estimated to be completed during summer of 2004. Rent roll commencement date of 9/1/04 is conservatively based on completion of construction and delivery of space to tenant by 7/1/04 with rent commencement 60 days thereafter. This space was underwritten as vacant.
(3)   Calculated based on approximate square footage occupied by each tenant.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                  NASHUA MALL
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Nashua Mall Mortgage Loan") is secured by a first mortgage encumbering a regional power center located in Nashua, New Hampshire. The Nashua Mall Mortgage Loan represents approximately 3.0% of the Initial Mortgage Pool Balance. The Nashua Mall Mortgage Loan has a principal balance as of the cut-off date of $35,500,000.

     The Nashua Mall Mortgage Loan has a remaining term of 120 months and matures on June 11, 2014. The Nashua Mall Mortgage Loan may be prepaid on or after April 11, 2014, and permits defeasance with United States government obligations beginning two years after the issue date.

o THE BORROWER. The borrower is Vickerry Realty Co. Trust, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Nashua Mall Mortgage Loan. The sponsors of the borrower are: Robert F. Gordon and Edward C. Gordon. The sponsors collectively have controlling interests in 14 retail projects with approximately 1,400,000 square feet of retail space in New Hampshire and Massachusetts.

o THE PROPERTY. The mortgaged real property is an approximately 318,829 square foot regional power center comprised of ten buildings situated on approximately 25.2 acres. The mortgaged real property was initially constructed in 1966 as an interior mall complex and has substantially been expanded and renovated in 2003 to a regional power center. The mortgaged real property is located in Nashua, New Hampshire, within the Nashua, New Hampshire metropolitan statistical area. As of May 10, 2004, the occupancy rate for the mortgaged real property securing the Nashua Mall Mortgage Loan was approximately 91.1%.

     The largest tenant at the mortgaged real property is Kohl's Department Stores ("Kohl's"), occupying approximately 86,584 square feet, or approximately 27.2% of the net rentable area. Kohl's, incorporated in 1988, operates specialty department stores that feature national brand merchandise. Kohl's Department Stores sell apparel, shoes, accessories and home products targeted to middle-income customers shopping for family and home related items. As of May 19, 2004, Kohl's was rated "A3" by Moody's and "A-" by S&P. The Kohl lease expires in January 2023. The second largest tenant at the mortgaged real property is Burlington Coat Factory ("Burlington"), occupying approximately 70,000 square feet, or approximately 22.0% of the net rentable area. Burlington Coat Factory Warehouse Corporation is a national retailer offering clothing, footwear, and accessories for the entire family, a specialty baby product department, Baby Depot, and Luxury Linens, and a home decor department. The Burlington lease expires in February 2009. The third largest tenant at the mortgaged real property is Christmas Tree Shops, Inc., ("CTS"), occupying approximately 50,444 square feet, or approximately 15.8% of the net rentable area. CTS, a retailer of giftware and household items, was acquired by Bed Bath & Beyond on June 19, 2003. As of May 19, 2004, CTS was rated "BBB" by S&P. The CTS lease expires in December 2022. Additionally, Home Depot is a tenant at the subject property; however, it owns its pad and improvements, which are not a part of the collateral for the underlying mortgage loan.

     A holdback of $2,594,267, representing the value of the LL Bean lease, was taken at closing. This escrow will be released once upon receipt of a clean estoppel and LL Bean is in occupancy, open for business and paying rent. Further, the property must also support at that time a 1.20:1 debt service coverage at the greater of the actual constant or 7.50%.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o MANAGEMENT. The MEG Companies is the property manager for the Mortgaged Property securing the Nashua Mall Loan. The property manager is affiliated with the sponsor.



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1












                     [THIS PAGE INTENTIONALLY LEFT BLANK.]
















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                CROSSROADS CENTER PORTFOLIO -- CROSSROADS CENTER
--------------------------------------------------------------------------------















                               [PICTURE OMITTED]















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1
--------------------------------------------------------------------------------
                CROSSROADS CENTER PORTFOLIO -- CROSSROADS CENTER
--------------------------------------------------------------------------------














                                  [MAP OMITTED]

















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                CROSSROADS CENTER PORTFOLIO -- CROSSROADS CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                      $26,960,000
 PERCENTAGE OF INITIAL MORTGAGE POOL
   BALANCE                                                                  2.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                       Ramco-Gershenson Properties, L.P.
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.380%
 MATURITY DATE                                                      May 11, 2014
 AMORTIZATION TYPE                                            Partial IO/Balloon
 INTEREST ONLY PERIOD                                                         12
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                                    None
 UP-FRONT RESERVES
   TAX/INSURANCE                        No / No
   REPLACEMENT                               $0
 ONGOING MONTHLY
   RESERVES
   TAX/INSURANCE                        No / No
   REPLACEMENT                               $0
 ADDITIONAL FINANCING                              Future Unsecured Debt Allowed
 CUT-OFF DATE PRINCIPAL BALANCE                                      $26,960,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                          $113
 CUT-OFF DATE LTV RATIO                                                    79.2%
 MATURITY DATE LTV RATIO                                                   67.6%
 UW NCF DSCR                                                               1.30x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           Rossford, OH
 PROPERTY TYPE                                                   Retail-Anchored
 SIZE (SF)                                                               238,145
 OCCUPANCY % AS OF FEBRUARY 13, 2004                                       97.9%
 YEAR BUILT / YEAR RENOVATED                                          2001 / NAP
 APPRAISED VALUE                                                     $33,700,000
 PROPERTY MANAGEMENT                                      Ramco-Gershenson, Inc.
 UW ECONOMIC OCCUPANCY %                                                   93.0%
 UW REVENUES                                                          $3,367,351
 UW EXPENSES                                                            $835,933
 UW NET OPERATING INCOME (NOI)                                        $2,531,418
 UW NET CASH FLOW (NCF)                                               $2,350,456
--------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                CROSSROADS CENTER PORTFOLIO -- CROSSROADS CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY

                                                        NET             % OF                                  % OF      DATE OF
                                  RATINGS             RENTABLE      NET RENTABLE                 ACTUAL      ACTUAL      LEASE
      TENANT NAME          FITCH/MOODY'S/S&P(1)      AREA (SF)          AREA       RENT PSF       RENT        RENT     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Anchor Tenants - Anchor    Owned
Target                    A/A2/A+                     126,200                  SHADOW ANCHOR - NOT PART OF COLLATERAL
Home Depot                AA/Aa3/AA                   116,000                  SHADOW ANCHOR - NOT PART OF COLLATERAL
                                                      -------
 Total Anchor Owned                                   242,200
Giant Eagle                     NR/NR/NR               80,021            33.6%     $ 10.30    $  824,210       29.1%  8/31/22
Linens 'N Things                NR/NR/NR               35,100            14.7      $ 11.00       386,100       13.6   1/31/12
Michaels Stores, Inc           NR/Ba1/BB+              23,970            10.1      $ 10.50       251,685        8.9   8/31/11
MC Sporting Goods               NR/NR/NR               13,500             5.7      $  9.00       121,500        4.3   9/30/18
Shoe Carnival                   NR/NR/NR                9,773             4.1      $ 13.00       127,049        4.5   1/31/12
Non-major tenants                                      70,881            29.8      $ 15.79     1,119,006       39.6
Vacant space                                            4,900             2.1      $  0.00             0        0.0
                                                      -------      ----------                 ----------      -----
TOTALS                                                238,145           100.0%                $2,829,550      100.0%
                                                      =======      ==========                 ==========      =====
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                 WTD. AVG. IN
                                  PLACE BASE                                            CUMULATIVE         % OF IN      CUMULATIVE %
                 # OF LEASES       RENT PSF         TOTAL SF          % OF TOTAL          % OF SF        PLACE RENT     OF IN PLACE
    YEAR           ROLLING         ROLLING         ROLLING(2)       SF ROLLING(2)       ROLLING(2)         ROLLING      RENT ROLLING
------------------------------------------------------------------------------------------------------------------------------------
    2004              0           $  0.00                  0              0.0%              0.0%             0.0%            0.0%
    2005              0           $  0.00                  0              0.0%              0.0%             0.0%            0.0%
    2006              1           $ 17.50              3,054              1.3%              1.3%             1.9%            1.9%
    2007              3           $ 13.90             10,046              4.2%              5.5%             4.9%            6.8%
    2008              2           $ 18.79              8,240              3.5%              9.0%             5.5%           12.3%
    2009              1           $ 22.00              1,600              0.7%              9.6%             1.2%           13.5%
    2010              0           $  0.00                  0              0.0%              9.6%             0.0%           13.5%
    2011              4           $ 12.85             46,773             19.6%             29.3%            21.3%           34.8%
    2012              6           $ 12.85             70,011             29.4%             58.7%            31.8%           66.6%
    2013              0           $  0.00                  0              0.0%             58.7%             0.0%           66.6%
    2014              0           $  0.00                  0              0.0%             58.7%             0.0%           66.6%
                                                      ------             ----
   TOTALS                                            139,724             58.7%
                                                     =======             ====
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)   Calculated based on approximate square footage occupied by each tenant.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1
--------------------------------------------------------------------------------
                CROSSROADS CENTER PORTFOLIO -- CROSSROADS CENTER
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Crossroads Center Mortgage Loan") is secured by a first mortgage encumbering an anchored retail center located in Rossford, Ohio. The Crossroads Center Mortgage Loan represents approximately 2.3% of the Initial Mortgage Pool Balance. The Crossroads Center Mortgage Loan was originated on April 14, 2004 and has a principal balance as of the cut-off date of $26,960,000. The Crossroads Center Mortgage Loan provides for interest-only payments for the first 12 months of its term, and thereafter, fixed monthly payments of principal and interest. This loan is cross collateralized and cross defaulted with the Auburn Mile Mortgage Loan and these loans have the same borrower.

     The Crossroads Center Mortgage Loan has a remaining term of 119 months and matures on May 11, 2014. The Crossroads Center Mortgage Loan may be prepaid on or after March 11, 2014, and permits defeasance with United States government obligations beginning two years after the issue date.

o THE BORROWER. The borrower is Ramco Auburn Crossroads SPE LLC, a special purpose entity. Legal counsel to the Borrower delivered a non-consolidation opinion in connection with the origination of the Ramco Auburn Crossroads SPE LLC Loan. The sponsor of the borrower is Ramco-Gershenson Properties, L.P. Ramco Auburn Crossroads SPE LLC is an entity owned and controlled by RGPLP, the operating partnership of Ramco-Gershenson Properties Trust
     (RPT), a publicly traded real estate investment trust. As of December 31, 2003, the Company owned a portfolio of 64 shopping centers with approximately 13.3 million square feet located in twelve states.

o THE PROPERTY. The mortgaged real property is an approximately 238,145 square foot anchored retail center situated on approximately 78 acres. The subject is located within an approximately 474,814 square foot power shopping center. Excluded from the subject collateral are Home Depot and Target, which are contiguous to the subject collateral and are currently owned by the same sponsor. Both Home Depot and Target are currently under long term ground leases that expire in 2021 and 2022, respectively, and each of these tenants has a near term option to purchase the fee. The mortgaged real property was constructed in 2001. The mortgaged real property is located in Rossford, Ohio, within the Toledo, Ohio metropolitan statistical area. As of February 13, 2004, the occupancy rate for the mortgaged real property securing the Crossroads Center Mortgage Loan was approximately 97.9%.

     The largest tenant at the mortgaged real property is Giant Eagle ("Giant Eagle"), occupying approximately 80,021 square feet, or approximately 33.6% of the net rentable area. Giant Eagle is the largest grocery retailer in Pittsburgh, and has about 130 corporate and 83 franchised supermarkets, throughout Maryland, western Pennsylvania, Ohio, and north central West Virginia. The Giant Eagle lease expires in August 2022. The second largest tenant at the mortgaged real property is Linens 'N Things ("Linens 'N Things"), occupying approximately 35,100 square feet, or approximately 14.7% of the net rentable area. Linens 'N Things is one of the leading, national large-format retailers of home textiles, housewares and decorative home accessories operating over 400 stores in 45 states and four Canadian provinces. The Linens 'N Things lease expires in January 2012. The third largest tenant at the mortgaged real property is Michaels Stores, Inc. ("Michaels"), occupying approximately 23,970 square feet, or approximately 10.1% of the net rentable area. Michaels is the world's largest retailer of arts, crafts, framing, floral, wall decor, and seasonal merchandise for the hobbyist and do-it-yourself home decorator. As of May 19, 2004, Michaels was rated "Ba1" by Moody's and "BB+" by S&P. The Michaels lease expires in August 2011.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o UNSECURED SUBORDINATE DEBT. The mortgage permits an affiliate of the borrower to make unsecured subordinated loans to the borrower, provided that such loan(s) are made for the sole purpose of funding, and are used by the borrower solely for, working capital and/or the relocation or expansion of certain identified space, provided that the lender consents to such relocation or expansion and provided that certain additional conditions are satisfied, including, without limitation: (1) no payments under the subordinate loans may be due and payable prior to payment in full of the subject underlying mortgage loan; (2) the aggregate outstanding balance of the subordinated loans (plus accrued interest) and the related underlying mortgage loan does not exceed 80% of the value of the related mortgage property; (3) the affiliate lender delivers a subordination and standstill agreement acceptable to the lender; and (4) the related borrower pays all fees incurred by the lender in connection with the proposed transaction.



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                CROSSROADS CENTER PORTFOLIO -- CROSSROADS CENTER
--------------------------------------------------------------------------------

o RELEASE OF PARCEL. The mortgage permits the partial release of an unimproved outlot parcel to which no value was attributed at loan origination, provided that certain conditions precedent set forth in the mortgage are satisfied.

o MANAGEMENT. Ramco-Gershenson, Inc. is the property manager for the mortgaged real property securing the Crossroads Center Mortgage Loan. The property manager is affiliated with the sponsor.



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
           CROSSROADS CENTER PORTFOLIO -- AUBURN MILE SHOPPING CENTER
--------------------------------------------------------------------------------











                               [PICTURE OMITTED]













ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
           CROSSROADS CENTER PORTFOLIO -- AUBURN MILE SHOPPING CENTER
--------------------------------------------------------------------------------













                                 [MAP OMITTED]











ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
           CROSSROADS CENTER PORTFOLIO -- AUBURN MILE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                       $7,740,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                0.7%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                       Ramco-Gershenson Properties, L.P.
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.380%
 MATURITY DATE                                                      May 11, 2014
 AMORTIZATION TYPE                                            Partial IO/Balloon
 INTEREST ONLY PERIOD                                                         12
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                                    None
 UP-FRONT RESERVES
   TAX/INSURANCE                      No / No
   REPLACEMENT                             $0
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                      No / No
   REPLACEMENT                             $0
 ADDITIONAL FINANCING                              Future Unsecured Debt Allowed

 CUT-OFF DATE PRINCIPAL
   BALANCE                                                            $7,740,000
 CUT-OFF DATE PRINCIPAL
   BALANCE/SF                                                                $89
 CUT-OFF DATE LTV RATIO                                                    79.2%
 MATURITY DATE LTV RATIO                                                   67.6%
 UW NCF DSCR                                                               1.30x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                       Auburn Hills, MI
 PROPERTY TYPE                                                   Retail-Anchored
 SIZE (SF)                                                                87,222
 OCCUPANCY % AS OF FEBRUARY 13, 2004                                      100.0%
 YEAR BUILT / YEAR RENOVATED                                          2003 / NAP
 APPRAISED VALUE                                                     $10,100,000
 PROPERTY MANAGEMENT                                      Ramco-Gershenson, Inc.
 UW ECONOMIC OCCUPANCY %                                                   96.1%
 UW REVENUES                                                          $1,135,061
 UW EXPENSES                                                            $406,110
 UW NET OPERATING INCOME (NOI)                                          $728,951
 UW NET CASH FLOW (NCF)                                                 $687,582
--------------------------------------------------------------------------------



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).


THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
           CROSSROADS CENTER PORTFOLIO -- AUBURN MILE SHOPPING CENTER
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------
                                 RATINGS         NET          % OF                                   % OF      DATE OF
                             FITCH/MOODY'S/    RENTABLE   NET RENTABLE      RENT                    ACTUAL      LEASE
        TENANT NAME              S&P(1)       AREA (SF)       AREA          PSF      ACTUAL RENT     RENT     EXPIRATION
-------------------------------------------------------------------------------------------------------------------------
Anchor Tenants - Anchor Owned
Meijer, Inc.                      N/A          218,139                SHADOW ANCHOR - NOT PART OF COLLATERAL
Costco                          A+/A2/A        147,000                SHADOW ANCHOR - NOT PART OF COLLATERAL
Target                          A/A2/A+        123,000                SHADOW ANCHOR - NOT PART OF COLLATERAL
                                               -------
 Total Anchor Owned                            488,139

Jo-Ann Stores                  NR/B1/B+         43,998         50.4%      $ 10.00     $ 440,150       52.5%    1/31/16
Staples                      BBB/Baa2/BBB-      20,300         23.3       $  5.79       117,600       14.0    11/30/17
Olive Garden                   NR/NR/NR          8,067          9.3       $  9.92        80,000        9.6     2/28/12
Montana's Cookhouse Grill      NR/NR/NR          6,800          7.8       $ 11.76        80,000        9.6     3/31/23
Applebees Neighborhood
 Grill                         NR/NR/NR          5,057          5.8       $ 11.86        60,000        7.2    11/30/18
Non-Major Tenants                                3,000          3.4       $ 20.00        60,000        7.2
Vacant Space                                         0          0.0       $  0.00           0.00       0.0
                                               -------   ----------                   ----------     -----
TOTALS                                          87,222        100.0%                  $ 837,750      100.0%
                                               =======   ==========                   ==========     =====
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                               LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------
                            WTD. AVG. IN
                             PLACE BASE                                      CUMULATIVE       % OF IN      CUMULATIVE %
            # OF LEASES       RENT PSF       TOTAL SF        % OF TOTAL        % OF SF      PLACE RENT     OF IN PLACE
  YEAR        ROLLING         ROLLING       ROLLING(2)     SF ROLLING(2)     ROLLING(2)       ROLLING      RENT ROLLING
------------------------------------------------------------------------------------------------------------------------
2004             0             $ 0.00              0             0.0%           0.0%           0.0%           0.0%
2005             0             $ 0.00              0             0.0%           0.0%           0.0%           0.0%
2006             0             $ 0.00              0             0.0%           0.0%           0.0%           0.0%
2007             0             $ 0.00              0             0.0%           0.0%           0.0%           0.0%
2008             0             $ 0.00              0             0.0%           0.0%           0.0%           0.0%
2009             0             $ 0.00              0             0.0%           0.0%           0.0%           0.0%
2010             0             $ 0.00              0             0.0%           0.0%           0.0%           0.0%
2011             0             $ 0.00              0             0.0%           0.0%           0.0%           0.0%
2012             1             $ 9.92          8,067             9.2%           9.2%           9.6%           9.6%
2013             0             $ 0.00              0             0.0%           9.2%           0.0%           9.6%
2014             0             $ 0.00              0             0.0%           9.2%           0.0%           9.6%
                                               -----             ---
TOTALS                                         8,067             9.3%
                                               =====             ===
------------------------------------------------------------------------------------------------------------------------

(1) Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)   Calculated based on approximate square footage occupied by each tenant.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
           CROSSROADS CENTER PORTFOLIO -- AUBURN MILE SHOPPING CENTER
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Auburn Mile Mortgage Loan") is secured by a first mortgage encumbering an anchored retail center located in Auburn Hills, Michigan. The Auburn Mile Mortgage Loan represents approximately 0.7% of the Initial Mortgage Pool Balance. The Auburn Mile Mortgage Loan was originated on April 14, 2004 and has a principal balance as of the cut-off date of $7,740,000. The Auburn Mile Mortgage Loan provides for interest-only payments for the first 12 months of its term, and thereafter, fixed monthly payments of principal and interest. This loan is cross collateralized and cross defaulted with the Crossroads Center Mortgage Loan and these loans have the same borrower.

     The Auburn Mile Mortgage Loan has a remaining term of 119 months and matures on May 11, 2014. The Auburn Mile Mortgage Loan may be prepaid on or after March 11, 2014, and permits defeasance with United States government obligations beginning two years after the issue date.

o THE BORROWER. The borrower is Ramco Auburn Crossroads SPE LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Auburn Mile Mortgage Loan. The sponsor of the borrower is Ramco-Gershenson Properties, L.P. ("RGPLP"). Ramco Auburn Crossroads SPE LLC is an entity owned and controlled by RGPLP, the operating partnership of Ramco-Gershenson Properties Trust (RPT), a publicly traded real estate investment trust. As of December 31, 2003, RPT owned a portfolio of 64 shopping centers with approximately 13.3 million square feet located in twelve states.

o THE PROPERTY. The mortgage real property is an approximately 87,222 square foot anchored retail center situated on approximately 12.3 acres. The subject is located within a 581,571 square foot power center. Excluded from the subject collateral but located within the power center are Meijer's, Costco, Target, Best Buy, and Ethan Allen. Although these shadow anchors are not part of the subject collateral, they are under long-term leases (Costco 2020, Target 2019, Meijer 2024, and Best Buy 2050), and the subject benefits from their proximity. The mortgaged real property was constructed in 2000 and 2003. The mortgage real property is located in Auburn Hills, Michigan, within the Detroit, Michigan metropolitan statistical area. As of February 13, 2004, the occupancy rate for the mortgage real property securing the Auburn Mile Mortgage Loan was approximately 100.0%.

     The largest tenant at the mortgaged real property is Jo-Ann Stores ("Jo-Ann Stores"), occupying approximately 43,998 square feet, or approximately 50.4% of the net rentable area. Operating in 919 stores in 48 states, Jo-Ann Stores is the nation's largest fabric and craft specialty retailer, selling apparel and craft sewing, crafting, home decorating, and other creative endeavors. Jo-Ann Stores was rated B1 by Moody's and B+ by S&P. The Jo-Ann Stores lease expires in January 2016. The second largest tenant at the mortgaged real property is Staples ("Staples"), occupying approximately 20,300 square feet, or approximately 23.3% of the net rentable area. With nearly 1,600 office superstores, Staples, Inc. is the largest operator of office superstores in the world, selling a wide range of office products, including supplies, technology, furniture, and business services. Staples was rated Baa2 by Moody's and BBB-- by S&P. The Staples lease expires in November 2017. The third largest tenant at the mortgaged real property is Olive Garden, occupying approximately 8,067 square feet, or approximately 9.3% of the net rentable area. Founded in 1982, Olive Garden is a division of Darden Restaurants, Inc., which is one of the largest casual dining restaurant companies in the world. Darden Restaurants was rated Baa1 by Moody's and BBB+ by S&P. The Olive Garden lease expires in February 2012.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o RELEASE OF PARCEL. The loan documents, in connection with the exercise of an option to purchase under the related lease, permit the partial release of two parcels of the mortgage real property leased by the subject tenant, provided that, the purchaser of each release parcel is required to pay the option purchase price as set out in its respective lease and the funds from such purchase will be placed into an option proceeds reserve, which funds shall be held in trust as security for the loan.

o UNSECURED SUBORDINATE DEBT. The mortgage permits an affiliate of the borrower to make unsecured subordinated loans to the borrower, provided that such loan(s) are made for the sole purpose of funding, and are used by the borrower solely for, working capital and/or the relocation or expansion of certain identified space, provided that the lender consents to such relocation or expansion and provided that certain additional conditions are satisfied, including, without limitation: (1) no payments under the subordinate loans may be due and payable prior to payment in full of the subject underlying mortgage loan; (2) the aggregate outstanding balance of the subordinated loans (plus accrued interest) and the related underlying mortgage loan does not exceed 80% of the value of the related mortgage real property; (3) the affiliate lender delivers a subordination and standstill agreement acceptable to the lender; and (4) the related borrower pays all fees incurred by the lender in connection with the proposed transaction.

o MANAGEMENT. Ramco-Gershenson, Inc. is the property manager for the mortgage real property securing the Auburn Mile Mortgage Loan. The property manager is affiliated with the sponsor.



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1













                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                              WATERFRONT CLEMATIS
--------------------------------------------------------------------------------












                               [PICTURE OMITTED]













                               [PICTURE OMITTED]










ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                              WATERFRONT CLEMATIS
--------------------------------------------------------------------------------












                                 [MAP OMITTED]













ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                              WATERFRONT CLEMATIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                      $32,670,000
 PERCENTAGE OF INITIAL MORTGAGE POOL
   BALANCE                                                                  2.8%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                Lionstone Partners, Ltd.
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.370%
 MATURITY DATE                                                      May 11, 2014
 AMORTIZATION TYPE                                            Partial IO/Balloon
 INTEREST ONLY PERIOD                                                         24
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                          Springing Hard
 UP-FRONT RESERVES
   TAX/INSURANCE                          No / No
   REPLACEMENT                                 $0
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                          No / No
   REPLACEMENT                                 $0
 ADDITIONAL FINANCING                                                       None
 CUT-OFF DATE PRINCIPAL BALANCE                                      $32,670,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                          $221
 CUT-OFF DATE LTV RATIO                                                    72.6%
 MATURITY DATE LTV RATIO                                                   63.4%
 UW NCF DSCR                                                               1.29x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                               West Palm Beach, Florida
 PROPERTY TYPE                                           Office(76)%/Retail(24%)
 SIZE (SF)                                                               147,980
 OCCUPANCY % AS OF FEBRUARY 11, 2004                                       89.7%
 YEAR BUILT / YEAR RENOVATED                                          2001 / NAP
 APPRAISED VALUE                                                     $45,000,000
 PROPERTY MANAGEMENT                                              Paramount Real
                                                           Estate Services, Inc.
 UW ECONOMIC OCCUPANCY %                                                   86.5%
 UW REVENUES                                                          $5,535,944
 UW EXPENSES                                                          $2,461,234
 UW NET OPERATING INCOME (NOI)                                        $3,074,710
 UW NET CASH FLOW (NCF)                                               $2,836,609
--------------------------------------------------------------------------------




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).


THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                              WATERFRONT CLEMATIS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                          NET          % OF                                  % OF      DATE OF
                                       RATINGS          RENTABLE   NET RENTABLE                 ACTUAL      ACTUAL      LEASE
          TENANT NAME           FITCH/MOODY'S/S&P(1)   AREA (SF)       AREA       RENT PSF       RENT        RENT     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Edwards & Angell, L.L.P.              NR/NR/NR           36,227         24.5%    $ 23.20     $  840,445       26.6%    4/24/11
Florida Crystals Corporation          NR/NR/NR           24,606         16.6     $ 21.50        529,032       16.7     5/16/11
Broad & Cassel                        NR/NR/NR           18,156         12.3     $ 24.50        444,822       14.1     5/31/11
Merrill Lynch                        AA-/Aa3/A+          13,837          9.4     $ 22.40        309,964        9.8     6/30/11
Tommy Bahama West Palm, LLC           NR/NR/NR           11,000          7.4     $ 27.27        300,000        9.5     3/31/11
Non-Major Tenants                                        28,877         19.5     $ 25.53        737,133       23.3
Vacant Space                                             15,277         10.3     $  0.00            0.00       0.0
                                                        -------        -----                 -----------     -----
TOTALS                                                  147,980        100.0%                $3,161,396      100.0%
                                                        =======        =====                 ===========     =====
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                LEASE EXPIRATION SCHEDULE

                               WTD. AVG. IN
                                PLACE BASE                                      CUMULATIVE       % OF IN      CUMULATIVE %
               # OF LEASES       RENT PSF       TOTAL SF        % OF TOTAL        % OF SF      PLACE RENT     OF IN PLACE
    YEAR         ROLLING         ROLLING       ROLLING(2)     SF ROLLING(2)     ROLLING(2)       ROLLING      RENT ROLLING
--------------------------------------------------------------------------------------------------------------------------
    2004           0            $  0.00                0            0.0%        0.0%               0.0%            0.0%
    2005           1            $ 22.28            2,535            1.7%        1.7%               1.8%            1.8%
    2006           0            $  0.00                0            0.0%        1.7%               0.0%            1.8%
    2007           1            $ 26.78            2,573            1.7%        3.5%               2.2%            4.0%
    2008           0            $  0.00                0            0.0%        3.5%               0.0%            4.0%
    2009           0            $  0.00                0            0.0%        3.5%               0.0%            4.0%
    2010           0            $  0.00                0            0.0%        3.5%               0.0%            4.0%
    2011           13           $ 23.83          125,002           84.5%       87.9%              94.2%           98.2%
    2012           1            $ 22.28            2,593            1.8%       89.7%               1.8%          100.0%
    2013           0            $  0.00                0            0.0%       89.7%               0.0%          100.0%
    2014           0            $  0.00                0            0.0%       89.7%               0.0%          100.0%
                                                 -------           ----
   TOTALS                                        132,703           89.7%
                                                 =======           ====
--------------------------------------------------------------------------------------------------------------------------

(1) Certain credit ratings are those of the parent company whether or not the parent company guarantees the loan.

(2)   Calculated based on approximate square footage occupied by each tenant.



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                              WATERFRONT CLEMATIS
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Waterfront Clematis Mortgage Loan") is secured by a first mortgage encumbering two mixed use buildings and a parking garage, located in West Palm Beach, Florida. The Waterfront Clematis Mortgage Loan represents approximately 2.8% of the Initial Mortgage Pool Balance. The Waterfront Clematis Mortgage Loan was originated on April 15, 2004 and has a principal balance as of the cut-off date of $32,670,000. The Waterfront Clematis Mortgage Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Waterfront Clematis Mortgage Loan has a remaining term of 119 months and matures on May 11, 2014. The Waterfront Clematis Mortgage Loan may be prepaid on or after March 11, 2014 and permits defeasance with United States government obligations beginning two years after the issue date.

o THE BORROWER. The borrower is CF West Palm Office, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Waterfront Clematis Loan. The sponsor is Lionstone Partners, Ltd. The capital behind the borrower is the result of a partnership between The Lionstone Group and Oregon Public Employees Retirement Fund. In January 2003, the Lionstone Group closed a $220 million discretionary fund, Cash Flow Office One, with an equity commitment of $75 million from a single investor, the Oregon Public Employees Retirement Fund ("OPERF"). Cash Flow Office One acquires high-occupancy, multi-tenant office buildings in major U.S. cities. As of January 2004, Lionstone has acquired five buildings totaling $190 million.

o THE PROPERTY. The mortgaged real property, consisting of approximately 106,432 square foot of office, 41,548 square feet of retail and a 500 space parking garage, is situated on approximately 1.5 acres. The mortgaged real property was constructed in 2001. The mortgaged real property is located along the intra-coastal waterway in downtown West Palm Beach, Florida, within the West Palm Beach, Florida metropolitan statistical area. As of February 11, 2004, the occupancy rate for the mortgaged real property securing the Waterfront Clematis Mortgage Loan was approximately 89.7%. The retail component was approximately 83% leased and 72% occupied and the office component was approximately 97% occupied.

     The largest tenant is Edwards & Angell, L.L.P. ("Edwards & Angell"), occupying approximately 36,227 square feet, or approximately 24.5% of the net rentable area. Founded in 1894 and headquartered in Boston, Massachusetts, Edwards & Angell's law practice includes finance, private equity and venture capital, bankruptcy and creditor's rights, corporate, technology, environmental, insurance and reinsurance, labor and employment law, litigation, patents and intellectual property, biotechnology, real estate, media, and trust and estate. The Edwards & Angell lease expires April 2011. The second largest tenant is Florida Crystals Corporation ("Florida Crystals"), occupying approximately 24,606 square feet, or approximately 16.6% of the net rentable area. One of the top US sugar producers, Florida Crystals is a unit of Flo-Sun, which merged with other operations to become The American Sugar Refining Company, which includes Domino Foods, one of the largest sugar marketers in the US. The Florida Crystals lease expires in May 2011. The third largest tenant is Broad & Cassel ("Broad & Cassel"), occupying approximately 18,156 square feet, or approximately 12.3% of the net rentable area. Founded in 1946, Broad and Casell is one of the largest full-service law firms in the state of Florida with seven offices and over 140 attorneys. The Broad & Cassel lease expires in May 2011.

o LOCK BOX ACCOUNT. On June 1, 2010 to the extent OPREF's ownership interest in the property is less than 51%, and if the debt service coverage ratio, as computed by the mortgagee, is less than 1.05x, or upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases are to be directly deposited into a mortgagee designated lock box account.

o MANAGEMENT. Paramount Real Estate Services, Inc. ("Paramount") is the property manager for the mortgaged real property securing the Waterfront Clematis Mortgage Loan. Founded in 1988, Paramount is an affiliate of The Rendina Companies. The Rendina Companies is one of the largest owners and developers of medical office facilities in the country. Rendina Companies is headquartered in Palm Beach Gardens, Florida and San Diego, California.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1












                     [THIS PAGE INTENTIONALLY LEFT BLANK.]















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                                  305 MADISON
--------------------------------------------------------------------------------










                               [PICTURE OMITTED]












                               [PICTURE OMITTED]










ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                                  305 MADISON
--------------------------------------------------------------------------------














                                 [MAP OMITTED]
















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                                  305 MADISON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                      CDCMC
 CUT-OFF DATE PRINCIPAL
   BALANCE                                                           $28,355,938
 PERCENTAGE OF INITIAL
   MORTGAGE POOL BALANCE                                                    2.4%
 NUMBER OF MORTGAGE
   LOANS                                                                       1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                               Normandy Realty Partners,
                                                                             LLC
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.550%
 MATURITY DATE                                                  November 1, 2013
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM /
   AMORTIZATION                                                        120 / 312
 REMAINING TERM /
   AMORTIZATION                                                        113 / 305
 LOCKBOX                                                           In-Place Hard

 UP-FRONT RESERVES
  TAX/INSURANCE                          No / No
  REPLACEMENT                                 $0

 ONGOING MONTHLY
   RESERVES
  TAX/INSURANCE                          No / No
  REPLACEMENT                                 $0

 ADDITIONAL FINANCING                                                       None
 CUT-OFF DATE PRINCIPAL
   BALANCE                                                           $28,355,938
 CUT-OFF DATE PRINCIPAL
   BALANCE/SF                                                               $134
 CUT-OFF DATE LTV RATIO                                                    75.6%
 MATURITY DATE LTV RATIO                                                   64.7%
 UW NCF DSCR                                                               1.36x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                         Morristown, NJ
 PROPERTY TYPE                                                   Office-Suburban
 SIZE (SF)                                                               212,232
 OCCUPANCY % AS OF JULY 1, 2003                                           100.0%
 YEAR BUILT / YEAR RENOVATED                                         1971 / 1995
 APPRAISED VALUE                                                     $37,500,000
 PROPERTY MANAGEMENT                                              Crum & Forster
 UW ECONOMIC OCCUPANCY %                                                  100.0%
 UW REVENUES                                                          $2,709,114
 UW EXPENSES                                                                  $0
 UW NET OPERATING INCOME (NOI)                                        $2,709,114
 UW NET CASH FLOW (NCF)                                               $2,709,114
--------------------------------------------------------------------------------



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                                  305 MADISON
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------
                                                               % OF
                                                  NET           NET
                                                RENTABLE     RENTABLE        RENT          ACTUAL         LEASE
        TENANT NAME             RATINGS(1)     AREA (SF)       AREA          PSF            RENT        EXPIRATION
------------------------------------------------------------------------------------------------------------------
Crum & Forster - U.S. Fire
 Insurance Company &
 North River Insurance
 Company                      NR/Baa3/BBB     212,232          100.0%    $ 11.92       $2,530,450       12/31/22
                                              -------          -----
TOTALS                                        212,232          100.0%
                                              =======          =====
------------------------------------------------------------------------------------------------------------------

(1) Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                                  305 MADISON
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "305 Madison Mortgage Loan") is secured by a first mortgage encumbering an office building located in Morristown, NJ. The 305 Madison Mortgage Loan represents approximately 2.4% of the Initial Mortgage Pool Balance. The 305 Madison Mortgage Loan was originated on October 29, 2003 and has a principal balance as of the cut-off date of $28,355,938.

     The 305 Madison Mortgage Loan initially amortizes on a 420 month schedule through the January 1, 2008 payment. At this time, the loan coverts to a 312 month amortization schedule for the remainder of the loan term.

     The 305 Madison Mortgage Loan has a remaining term of 113 months and matures on November 1, 2013. The 305 Madison Loan may be prepaid on or after September 1, 2013 and permits defeasance with United States government obligations beginning two years after the issue date.

o THE BORROWER. The current borrower is Madison Morristown, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the assumption of the 305 Madison Mortgage Loan from the original borrower. The sponsor is Normandy Realty Partners ("Normandy"), a privately owned real estate investment company based in Morristown, New Jersey. The founders of Normandy have over 90 years of combined experience in real estate development, and have acquired, developed and managed a combined total of over $3 billion of real estate in a variety of product types throughout the country. Since 2000, Normandy has acquired over $200 million of real estate assets including 1370 Avenue of the Americas, a 35-story class A office tower located on the corner of 56th Street and Avenue of the Americas in midtown Manhattan.

o THE PROPERTY. The mortgaged real property is an approximately 212,232 square foot office building situated on approximately 16.2 acres. The mortgaged real property was constructed in 1971 and renovated in 1995. The mortgaged real property is located within the Morris County, New Jersey metropolitan statistical area. As of July 1, 2003, the occupancy rate for the mortgaged real property securing the 305 Madison Mortgage Loan was approximately 100.0%, consisting of leases with two Crum & Forster insurance companies: United States Fire Insurance Company and North River Fire Insurance Company, both of which are rated "BBB" by S&P and "Baa3" by Moody's. The tenant leases the building on a fully triple-net basis and is responsible for all property expenses, taxes, insurance and maintenance.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a lender-designated lock box account.

o MANAGEMENT. Crum & Forster, the parent company of the tenant, is the property manager for the mortgaged real property securing the 305 Madison Mortgage Loan.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1














                     [THIS PAGE INTENTIONALLY LEFT BLANK.]















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                                  DFS -- GUAM
--------------------------------------------------------------------------------










                               [PICTURE OMITTED]









                               [PICTURE OMITTED]











ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                                  DFS -- GUAM
--------------------------------------------------------------------------------












                                 [MAP OMITTED]


















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                                  DFS -- GUAM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                      CDCMC
 CUT-OFF DATE PRINCIPAL
   BALANCE                                                           $26,864,655
 PERCENTAGE OF INITIAL
   MORTGAGE POOL BALANCE                                                    2.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                           Paul M. Calvo
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.690%
 MATURITY DATE                                                   January 1, 2014
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION                                           120 /360
 REMAINING TERM /
   AMORTIZATION                                                         115/ 355
 LOCKBOX                                                          Springing Hard
 UP-FRONT RESERVES
   TAX/INSURANCE                            No / No
   REPLACEMENT                                   $0
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                            No / No
   REPLACEMENT                                   $0
 ADDITIONAL FINANCING                                                       None
 CUT-OFF DATE PRINCIPAL
   BALANCE                                                           $26,864,655
 CUT-OFF DATE PRINCIPAL
   BALANCE/SF                                                               $365
 CUT-OFF DATE LTV RATIO                                                    72.6%
 MATURITY DATE LTV RATIO                                                   61.3%
 UW NCF DSCR                                                               1.55x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                        Tumon Bay, Guam
 PROPERTY TYPE                                               Land - Fee Interest
 SIZE (SF)                                                                73,572
 OCCUPANCY %                                                              100.0%
 YEAR BUILT / YEAR RENOVATED                                             NAP/NAP
 APPRAISED VALUE                                                     $37,000,000
 PROPERTY MANAGEMENT                                           Calvo Finance LLP
 UW ECONOMIC OCCUPANCY %                                                  100.0%
 UW REVENUES                                                          $2,916,733
 UW EXPENSES                                                                  $0
 UW NET OPERATING INCOME (NOI)                                        $2,916,733
 UW NET CASH FLOW (NCF)                                               $2,916,733
--------------------------------------------------------------------------------



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                                  DFS -- GUAM
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                            TENANT SUMMARY
                     RATINGS           NET        % OF NET
                 FITCH/MOODY'S/      RENTABLE     RENTABLE                     ACTUAL         LEASE
 TENANT NAME           S&P          AREA (SF)       AREA       RENT PSF         RENT        EXPIRATION
-------------------------------------------------------------------------------------------------------
DFS Guam            NR/NR/NR         73,572         100.0%      $ 39.64      $2,916,733      8/24/64
                                     ------         -----
TOTALS                               73,572         100.0%
                                     ======         =====
-------------------------------------------------------------------------------------------------------




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1


--------------------------------------------------------------------------------
                                   DFS -- GUAM
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "DFS-Guam Mortgage Loan") is secured by a first lien fee simple mortgage encumbering a six acre land parcel underlying a Duty Free Shops and Louis Vuitton Moet Hennessy-owned luxury retail mall in Tumon Bay, Guam, a United States territory. The collateral for the loan is only the land fee interest, which is 100% leased to Duty Free Shoppers Limited Partnership ("DFS Guam LP"), the owner of the improvements, under a 75-year ground lease extending to 2064. The DFS-Guam Mortgage Loan represents approximately 2.3% of Initial Mortgage Pool Balance. The DFS-Guam Mortgage Loan was originated on December 19, 2003 and has a principal balance as of the cut-off date of $26,864,655.

     The DFS-Guam Mortgage Loan has a remaining term of 115 months and matures on January 1, 2014. The DFS-Guam Mortgage Loan may be prepaid on or after December 1, 2013 and permits defeasance with United States government obligations beginning two years after the issue date

o THE BORROWER. The borrower is Calvo Finance, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the DFS-Guam Mortgage Loan. The sponsor of the borrower is Paul M. Calvo and Calvo Finance Corporation. Paul Calvo was the former governor of Guam and has extensive business operations, including real estate, insurance, retail and distribution. Mr. Calvo resides in Guam and conducts his business operations on and from the island.

o THE PROPERTY. The mortgaged real property is identified as Lot. No. 5076-3-R5 and consists of a gross land area of 262,086 square feet (6.02 acres). The mortgaged real property is improved with Phase I of the DFS Galleria Shopping Center. Approximately 73,572 leasehold square feet of development are constructed on the subject parcel, in addition to surface parking areas and undeveloped land on the eastern portion of the site. The improvements on the mortgaged real property were constructed in 1994. The mortgaged real property is located on the east side San Vitores Road on the Island of Guam.

     DFS Guam LP entered into a ground lease on the mortgaged real property in 1989 and constructed a 205,377 square foot high-end specialty shopping center, which opened in 1994. The boutique mall rests on two separate parcels with 72,572 square feet of the improvements above the mortgaged real property and the balance on an adjacent parcel. The triple-net ground lease has a 75-year term expiring on August 24, 2064, and the ground rent increases a minimum of 10% every 10 years.

o LOCK BOX ACCOUNT. At any time during the term of the DFS-Guam Mortgage Loan, (i) upon the occurrence of an event of default under the loan documents, or (ii) upon termination of the ground lease, the borrower is required to notify the tenants that any and all tenant payments due under the applicable tenant leases are to be directly deposited into a lender-designated lock box account.

o MANAGEMENT. The borrower, Calvo Finance, LLP, is the property manager for the mortgaged real property securing the DFS-Guam Mortgage Loan. DFS Guam LP owns and manages the improvements.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1














                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

















ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                         WILDCAT SELF STORAGE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                      $23,397,503
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                2.0%
 NUMBER OF MORTGAGE LOANS                                                      7
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                         David Levenfeld
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.280%
 MATURITY DATE                                                  December 1, 2008
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM/AMORTIZATION                                               60/360
 REMAINING TERM/AMORTIZATION                                              54/354
 LOCKBOX                                                          Springing Hard

 UP-FRONT RESERVES
   TAX/INSURANCE                    Yes / Yes
   REPLACEMENT                             $0

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                    Yes / Yes
   REPLACEMENT                         $5,272

 ADDITIONAL FINANCING                                    Existing Mezzanine Debt

 CUT-OFF DATE PRINCIPAL BALANCE                                      $23,397,503
 CUT-OFF DATE PRINCIPAL                                                      $37
   BALANCE/SF
 CUT-OFF DATE LTV RATIO                                                    70.0%
 MATURITY DATE LTV RATIO                                                   65.3%
 UW NCF DSCR                                                               1.64x
--------------------------------------------------------------------------------







                                [PICTURE OMITTED]






--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                7
 LOCATION                                                          Various, Ohio
 PROPERTY TYPE                                                      Self-Storage
 SIZE (SF)                                                               632,892
 OCCUPANCY % AS OF FEBRUARY 28, 2004                                       85.7%
 YEAR BUILT / YEAR RENOVATED                                       Various / NAP
 APPRAISED VALUE                                                     $33,425,000
 PROPERTY MANAGEMENT                                       Pogoda Management Co.
 UW ECONOMIC OCCUPANCY %                                                   83.3%
 UW REVENUES                                                          $4,669,462
 UW EXPENSES                                                          $2,035,092
 UW NET OPERATING INCOME (NOI)                                        $2,634,370
 UW NET CASH FLOW (NCF)                                               $2,571,080
--------------------------------------------------------------------------------



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                         WILDCAT SELF STORAGE PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            LOAN SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                      CUT-OFF
                               CUT-OFF                                  DATE     OCCUPANCY %
                                 DATE                                PRINCIPAL     (AS OF
        PROPERTY NAME         PRINCIPAL     YEAR BUILT/               BALANCE   FEBRUARY 28,   UNDERWRITTEN   APPRAISED    APPRAISED
          (LOCATION)           BALANCE     YEAR RENOVATED  TOTAL SF     PSF         2004)     NET CASH FLOW     VALUE      VALUE PSF
------------------------------------------------------------------------------------------------------------------------------------
Wildcat - Kettering, OH      $ 4,321,832      1996/NAP      89,825    $ 48.11        95.0%      $  479,709   $ 5,800,000   $  64.57
Wildcat - Norwood, OH          4,046,625  1997 - 2001/NAP  106,725    $ 37.92        84.7%         452,845     6,350,000      59.50
Wildcat - S. Fairmount, OH     3,977,079  1994 - 1999/NAP   95,027    $ 41.85        82.9%         343,774     5,500,000      57.88
Wildcat - Deerfield, OH        3,477,336  1994 - 1998/NAP   92,325    $ 37.66        84.4%         387,028     4,750,000      51.45
Wildcat - Forest Park, OH      3,389,906  1989 - 2000/NAP  106,590    $ 31.80        82.5%         388,773     4,550,000      42.69
Wildcat - Huber Heights, OH    2,295,042  1988 - 1999/NAP   72,550    $ 31.63        94.0%         289,801     3,475,000      47.90
Wildcat - Blue Ash, OH         1,889,684      1999/NAP      69,850    $ 27.05        77.2%         229,151     3,000,000      42.95
                             -----------                   -------    -------        ----       ----------   -----------   --------
TOTAL/WTD. AVG.              $23,397,503                   632,892    $ 36.97        85.7%      $2,571,081   $33,425,000   $  52.81
                             ===========                   =======    =======        ====       ==========   ===========   ========
------------------------------------------------------------------------------------------------------------------------------------



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                              OCEAN KEY RESORT (1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE PRINCIPAL BALANCE                                      $23,067,933
 PERCENTAGE OF INITIAL MORTGAGE POOL
   BALANCE                                                                  2.0%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                         Westgroup Partners, Inc. and Colee Family Trust
 OWNERSHIP INTEREST                                    Fee In Part and Leasehold
                                                                         In Part
 MORTGAGE RATE                                                            5.563%
 MATURITY DATE                                                      May 11, 2011
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION                                           84 / 300
 REMAINING TERM / AMORTIZATION                                          83 / 299
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   TAX/INSURANCE                         Yes / Yes
   GROUND LEASE(2)                      $1,500,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                         Yes / Yes
   REPLACEMENT                             $54,350

 ADDITIONAL FINANCING             Subordinate Debt                   $ 1,899,788


                                                 TRUST ASSET        LOAN PAIR(3)
                                                 -----------        ------------
 CUT-OFF DATE PRINCIPAL
   BALANCE                                       $23,067,933        $24,967,721
 CUT-OFF DATE PRINCIPAL
   BALANCE/ROOM                                     $230,679           $249,677
 CUT-OFF DATE LTV RATIO                                60.7%              65.7%
 MATURITY DATE LTV RATIO                               51.6%              56.4%
 UW NCF DSCR                                           1.79x              1.56x
--------------------------------------------------------------------------------

(1) Unless indicated otherwise, all statistical information with respect to Ocean Key House Resort mortgage loan excludes the subordinate companion loan which is not included in the trust.
(2) To be released upon the extension by the State of Florida of the submerged lands ground lease for 10 years.
(3)   Includes subordinate companion loan.



                               [PICTURE OMITTED]



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED REAL PROPERTIES                                           1
 LOCATION                                                           Key West, FL
                                                             Hospitality -- Full
 PROPERTY TYPE                                                           Service
 SIZE (ROOMS)                                                                100
 OCCUPANCY % AS OF MARCH 31, 2004 (TTM AVERAGE)                            81.4%
 YEAR BUILT / YEAR RENOVATED                                         1984 / 2002
 APPRAISED VALUE                                                     $38,000,000
 PROPERTY MANAGEMENT                              Noble House Hotels and Resorts
 UW ECONOMIC OCCUPANCY %                                                   80.0%
 UW REVENUES                                                         $13,189,308
 UW EXPENSES                                                          $9,471,553
 UW NET OPERATING INCOME (NOI)                                        $3,717,754
 UW NET CASH FLOW (NCF)                                               $3,058,289
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
                                                                RENTAL RATES
 GUESTROOMS                                    NUMBER          RANGE -- 2004
 ----------                                    ------          --------------
 STANDARD GUESTROOMS                              16            $249 -- $499
 JUNIOR SUITES                                    34            $289 -- $559
 DELUXE OCEANFRONT ROOMS                           7            $339 -- $559
 LARGE ONE-BEDROOM SUITES                         25            $339 -- $669
 OCEANFRONT ONE-BEDROOM SUITES                     7            $409 -- $669
 TWO-BEDROOM SUITES                               11           $559 -- $1,049
                                                  --           --------------
 TOTAL / AVERAGE:                                100            $337 -- $631
--------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1









                     [THIS PAGE INTENTIONALLY LEFT BLANK.]






ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                HALL OFFICE PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                      CDCMC
 CUT-OFF DATE PRINCIPAL                                              $21,914,934
   BALANCE
 PERCENTAGE OF INITIAL
   MORTGAGE POOL BALANCE                                                    1.9%
 NUMBER OF MORTGAGE
   LOANS                                                                       1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                              Craig Hall
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.975%
 MATURITY DATE                                                  February 1, 2014
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM /
   AMORTIZATION                                                        120 / 360
 REMAINING TERM /
   AMORTIZATION                                                        116 / 356
 LOCKBOX                                                           In-Place Hard

 UP-FRONT RESERVES
   TAX/INSURANCE             Yes / Yes
   REPLACEMENT               $0

 ONGOING MONTHLY
   RESERVES
   TAX/INSURANCE             Yes / Yes
   REPLACEMENT               $3,872
   TI/LC                     $10,416.67 / mo. thru 1/1/09
                             $31,250 / mo. thereafter

 ADDITIONAL FINANCING                                                       None


 CUT-OFF DATE PRINCIPAL
   BALANCE                                                           $21,914,934
 CUT-OFF DATE PRINCIPAL
   BALANCE/SF                                                                $94
 CUT-OFF DATE LTV RATIO                                                    73.0%
 MATURITY DATE LTV RATIO                                                   62.1%
 UW NCF DSCR                                                               1.30x
--------------------------------------------------------------------------------










                               [PICTURE OMITTED]








--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                             Frisco, TX
 PROPERTY TYPE                                                 Office - Suburban
 SIZE (SF)                                                               232,177
 OCCUPANCY % AS OF JANUARY 28, 2004                                        90.9%
 YEAR BUILT / YEAR RENOVATED                                          2002 / NAP
 APPRAISED VALUE                                                     $30,000,000
 PROPERTY MANAGEMENT                                        Hall Phoenix/Inwood,
                                                         Ltd. and Hall Financial
                                                                           Group
 UW ECONOMIC OCCUPANCY %                                                   91.0%
 UW REVENUES                                                          $4,148,976
 UW EXPENSES                                                          $1,759,223
 UW NET OPERATING INCOME (NOI)                                        $2,389,753
 UW NET CASH FLOW (NCF)                                               $2,048,692
--------------------------------------------------------------------------------



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                HALL OFFICE PARK
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------
                                RATINGS      NET
                                FITCH/     RENTABLE
                               MOODY'S/      AREA           % OF                       ACTUAL         % OF      DATE OF LEASE
         TENANT NAME            S&P(1)       (SF)    NET RENTABLE AREA   RENT PSF       RENT      ACTUAL RENT    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------
EADS Telecom North
 America, Inc.                  NR/A3/A    115,856          49.9%        $  19.50   $2,259,192        58.8%       10/31/14
G.E. Capital Card Services    NR/Aaa/AAA    36,823          15.9            17.85      657,291        17.1        10/31/09
Option One Mortgage           NR/NR/BBB+    21,835           9.4            10.40      227,084         5.9        12/31/09
G.E. Capital Assurance        NR/Aaa/AAA    11,884           5.1            18.80      223,419         5.8        11/30/07
NTEC For Technology            NR/NR/NR     10,795           4.7            19.50      210,503         5.5        5/30/08
NON-MAJOR TENANTS                           13,893           6.0         $  19.11      265,434         6.9
VACANT SPACE                                21,091           9.1
                                           -------         -----                    ----------       -----
TOTAL                                      232,177         100.0%                   $3,842,923       100.0%
                                           =======         =====                    ==========       =====
------------------------------------------------------------------------------------------------------------------------------

(1) Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                 SHERATON SUITES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                      $20,941,941
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                1.8%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                      Wedge Hotels Corporation, GS Hotel
                                              Managment LLC, GS Hotel Investment
                                                                             LLC
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.920%
 MATURITY DATE                                                    April 11, 2014
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                     120 / 300
 REMAINING TERM / REMAINING AMORTIZATION TERM                          118 / 298
 LOCKBOX                                                           In-Place Hard

 UP-FRONT RESERVES
   TAX / INSURANCE                      Yes / No
   FF&E                                   29,667
 ONGOING MONTHLY
   RESERVES
   TAX MONTHLY /
     INSURANCE MONTHLY                  Yes / No
   FF&E MONTHLY              4% of Gross Revenue

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE PRINCIPAL
   BALANCE                                                           $20,941,941
 CUT-OFF DATE
   BALANCE/ROOM                                                          $74,526
 CUT-OFF DATE LTV RATIO                                                    63.5%
 MATURITY DATE LTV RATIO                                                   49.1%
 UW NCF DSCR                                                               1.44x
--------------------------------------------------------------------------------










                               [PICTURE OMITTED]







--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Houston, TX
 PROPERTY TYPE                                          Hospitality-Full Service
 SIZE (ROOMS)                                                                281
 OCCUPANCY % AS OF DECEMBER 31, 2003 (TTM AVERAGE)                         59.5%
 YEAR BUILT / YEAR RENOVATED                                          2000 / NAP
 APPRAISED VALUE                                                     $33,000,000
 PROPERTY MANAGEMENT                                     WEDGE Hotels Management
                                                                     Corporation
 UW ECONOMIC OCCUPANCY %                                                   59.5%
 UW REVENUES                                                          $8,038,887
 UW EXPENSES                                                          $5,391,406
 UW NET OPERATING INCOME (NOI)                                        $2,647,481
 UW NET CASH FLOW (NCF)                                               $2,325,926
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SHERATON SUITES
--------------------------------------------------------------------------------
                           2001 AVERAGE       2002 AVERAGE       2003 AVERAGE
                           ------------       ------------       ------------

 OCCUPANCY                      69.3%              63.7%              59.5%
 ADR                           113.58             123.68             114.76
 REV PAR                        78.70              78.74              68.26
--------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1















                     [THIS PAGE INTENTIONALLY LEFT BLANK.]













ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1
--------------------------------------------------------------------------------
                              400 ATLANTIC AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                      $19,161,641
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                1.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                      Kenneth H. Simpson
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.600%
 MATURITY DATE                                                    April 11, 2014
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         118 / 358
 LOCKBOX                                                          Springing Hard

 UP-FRONT RESERVES
   TAX/INSURANCE                       Yes / Yes
   REPLACEMENT                                $0
   ENGINEERING                          $811,815
   ENVIRONMENTAL                              $0

 ONGOING MONTHLY RESERVES
   TAX / INSURANCE                     Yes / Yes
   REPLACEMENT                                $0

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE PRINCIPAL BALANCE                                      $19,161,641

 CUT-OFF DATE PRINCIPAL BALANCE / SF                                        $192
 CUT-OFF DATE LTV RATIO                                                    72.9%
 MATURITY DATE LTV RATIO                                                   61.2%
 UW NCF DSCR                                                               1.35x
--------------------------------------------------------------------------------








                               [PICTURE OMITTED]






--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                             Boston, MA
 PROPERTY TYPE                                                       Office, CBD
 SIZE (SF)                                                                99,749
 OCCUPANCY % AS OF DECEMBER 29, 2003                                      100.0%
 YEAR BUILT / YEAR RENOVATED                                         1899 / 1984
 APPRAISED VALUE                                                     $26,300,000
 PROPERTY MANAGEMENT                                  Northland Investment Corp.
 UW ECONOMIC OCCUPANCY %                                                   90.0%
 UW REVENUES                                                          $3,397,513
 UW EXPENSES                                                          $1,437,934
 UW NET OPERATING INCOME (NOI)                                        $1,959,580
 UW NET CASH FLOW (NCF)                                               $1,786,295
--------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                               400 ATLANTIC AVENUE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                  TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------
                                 RATINGS           NET        % OF NET                                   DATE OF
                             FITCH/MOODY'S/      RENTABLE     RENTABLE                     ACTUAL         LEASE
       TENANT NAME               S&P(1)         AREA (SF)       AREA       RENT PSF         RENT        EXPIRATION
-------------------------------------------------------------------------------------------------------------------
Goulston & Storrs, P.C.         NR/NR/NR          99,749        100.0%       $ 34.75    $3,466,278      5/31/14
                                                  ------        -----
TOTALS                                            99,749        100.0%
                                                  ======        =====
-------------------------------------------------------------------------------------------------------------------

(1) Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                 VICTORIA MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                      CDCMC
 CUT-OFF DATE PRINCIPAL
   BALANCE                                                           $18,786,388
 PERCENTAGE OF INITIAL
   MORTGAGE POOL BALANCE                                                    1.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                            Hull Storey Retail Group LLC
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.910%
 MATURITY DATE                                                   October 9, 2013
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION                                          120 / 300
 REMAINING TERM /
   AMORTIZATION                                                        112 / 292
 LOCKBOX                                                           In-Place Hard

 UP-FRONT RESERVES
   TAX/INSURANCE                  Yes / Yes
   REPLACEMENT                    $273,903

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                  Yes / Yes
   REPLACEMENT                    $5,575
   TI/LC                          $27,084 /mo. thru 12/9/06;
                                  & $18,750 / mo. thereafter
 ADDITIONAL FINANCING                                                       None
 CUT-OFF DATE PRINCIPAL
   BALANCE                                                           $18,786,388
 CUT-OFF DATE PRINCIPAL
   BALANCE/SF                                                                $42
 CUT-OFF DATE LTV RATIO                                                    65.7%
 MATURITY DATE LTV RATIO                                                   51.3%
 UW NCF DSCR                                                               1.44x
--------------------------------------------------------------------------------











                               [PICTURE OMITTED]









--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           Victoria, TX
 PROPERTY TYPE                                            Retail - Regional Mall
 SIZE (SF)                                                               445,862
 OCCUPANCY % AS OF JANUARY 31, 2004                                        87.5%
 YEAR BUILT / YEAR RENOVATED                                         1981 / 1998
 APPRAISED VALUE                                                     $28,600,000
 PROPERTY MANAGEMENT                                Hull Story Retail Group, LLC
 UW ECONOMIC OCCUPANCY %                                                   86.6%
 UW REVENUES                                                          $5,225,723
 UW EXPENSES                                                          $2,856,906
 UW NET OPERATING INCOME (NOI)                                        $2,368,817
 UW NET CASH FLOW (NCF)                                               $2,092,081
--------------------------------------------------------------------------------



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1
--------------------------------------------------------------------------------
                                  VICTORIA MALL
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                   TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------
                            RATINGS         NET          % OF                                               DATE OF
                        FITCH/MOODY'S/    RENTABLE   NET RENTABLE                                % OF        LEASE
      TENANT NAME           S&P(1)       AREA (SF)       AREA       RENT PSF   ACTUAL RENT   ACTUAL RENT   EXPIRATION
----------------------------------------------------------------------------------------------------------------------
Sears                    BBB+/Baa1/BBB     82,743         18.6%     $  2.35    $  194,034         6.2%     10/31/30
Cinemark                   NR/NR/NR        43,708         9.8         12.25       535,423        17.1       5/31/12
Bealls                     NR/NR/NR        40,451         9.1          5.00       202,255         6.4      12/31/05
Old Navy(2)               BB+/Ba3/BB+      25,000         5.6          0.00             0         0.0       8/31/05
Sears Service Center     BBB+/Baa1/BBB     18,700         4.2          2.20        41,140         1.3       8/25/30
NON-MAJOR TENANTS                         179,334        40.2         12.09     2,167,452        69.0
                                                                                                -----
VACANT SPACE                               55,926        12.5                        0.00
                                          -------       ------                 -----------
TOTAL                                     445,862       100.00%                $3,140,304       100.0%
                                          =======       ======                 ===========      =====
----------------------------------------------------------------------------------------------------------------------

(1) Certain ratings are those of parent company whether or not the parent company guarantees the lease.
(2) Under the current lease, Old Navy is only required to pay rent based on percentage of sales.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                             DELRAY BAY APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE PRINCIPAL BALANCE                                      $17,500,000
 PERCENTAGE OF INITIAL MORTGAGE POOL
   BALANCE                                                                  1.5%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                  Olen Communities, Inc.
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            4.920%
 ANTICIPATED REPAYMENT DATE                                        June 11, 2014
 AMORTIZATION TYPE                                                Partial IO/ARD
 INTEREST ONLY PERIOD                                                         24
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         120 / 360
 LOCKBOX                                                          Springing Hard

 UP-FRONT RESERVES
   TAX/INSURANCE                         Yes / No
   REPLACEMENT                             $3,458
   PERFORMANCE(1)                      $5,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                         Yes / No
   REPLACEMENT                             $3,458

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE PRINCIPAL BALANCE                                      $17,500,000
 CUT-OFF DATE PRINCIPAL BALANCE/UNIT                                    $105,422
 CUT-OFF DATE LTV RATIO                                                    78.5%
 MATURITY DATE LTV RATIO                                                   67.8%
 UW NCF DSCR(2)                                                            1.56x
--------------------------------------------------------------------------------

(1) Provided at closing as additional collateral for the loan. The borrower may obtain a partial or full release of the occupancy reserve upon the satisfaction of the following conditions: (i) up to $1,500,000 may be released at such time as the total collections from the mortgaged property equal or exceed $179,000/month for a consecutive 3-month period,
      (ii) an additional $1,500,000 may be released at such time as the total collections from the mortgaged property equal or exceed $190,000/month for a consecutive 3-month period and (iii) the remaining balance may be released at such time as the total collections from the mortgaged property equal or exceed $202,000/month for a consecutive 3-month period.

(2)   The debt service coverage ratio is presented on an adjusted basis that:
      (a) takes into account various assumptions regarding the financial performance of the related mortgaged real property that are consistent with the release of the cash holdback and/or letters of credit; and/or
      (b) reflects an application of the cash holdback and/or letter of credit to pay down the mortgage loan, with a corresponding reamortization of the monthly debt service payment.








                               [PICTURE OMITTED]








--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED REAL PROPERTIES                                           1
 LOCATION                                                       Delray Beach, FL
 PROPERTY TYPE                                       Multifamily -- Conventional
 SIZE (UNITS)                                                                166
 OCCUPANCY % AS OF APRIL 20, 2004                                          86.8%
 YEAR BUILT / YEAR RENOVATED                                          2002 / NAP
 APPRAISED VALUE                                                     $22,300,000
 PROPERTY MANAGEMENT                                        Realty Services Corp
 UW ECONOMIC OCCUPANCY %                                                   88.8%
 UW REVENUES                                                          $2,321,767
 UW EXPENSES                                                          $1,037,639
 UW NET OPERATING INCOME (NOI)                                        $1,284,128
 UW NET CASH FLOW (NCF)                                               $1,242,628
--------------------------------------------------------------------------------



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                             DELRAY BAY APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                           UNIT MIX
--------------------------------------------------------------------------------------------------
                                       APPROXIMATE    APPROXIMATE   % OF NET         ASKING
                                        UNIT SIZE    NET RENTABLE   RENTABLE         RENTAL
       UNIT TYPE        NO. OF UNITS       (SF)        AREA (SF)      AREA            RANGE
--------------------------------------------------------------------------------------------------
1-BR/1-BA                     38            824          31,312        15.8%           $950
1-BR/1-BA                     28            933          26,124        13.2            $975
2-BR/2-BA                      2          1,301           2,602         1.3          $1,100
2-BR/2-BA                     34          1,353          46,002        23.2          $1,280
2-BR/2-BA                     30          1,373          41,190        20.7          $1,305
3-BR/2-BA                     16          1,449          23,184        11.7          $1,365
3-BR/2-BA                     16          1,543          24,688        12.4          $1,405
3-BR/2-BA                      2          1,800           3,600         1.8          $1,800
                              --          -----          ------       -----
TOTAL/WEIGHTED AVERAGE       166          1,197         198,702       100.0%     $1,182/$0.99/SF
                             ===          =====         =======       =====
--------------------------------------------------------------------------------------------------



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                                THE YARDS PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE PRINCIPAL BALANCE                                      $17,460,861
 PERCENTAGE OF INITIAL MORTGAGE POOL
   BALANCE                                                                  1.5%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
                                                           David Walker and Aria
 SPONSOR                                                                 Mehrabi
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.070%
 MATURITY DATE                                                    April 11, 2014
 AMORTIZATION TYPE                                                           ARD
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         118 / 358
 LOCKBOX                                                          Springing Hard

 UP-FRONT RESERVES
   TAX/INSURANCE                      Yes / Yes
   REPLACEMENT                           $4,471

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                      Yes / Yes
   REPLACEMENT                           $4,471

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE PRINCIPAL BALANCE                                      $17,460,861
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                           $66
 CUT-OFF DATE LTV RATIO                                                    79.4%
 MATURITY DATE LTV RATIO                                                   65.5%
 UW NCF DSCR                                                               1.24x
--------------------------------------------------------------------------------










                               [PICTURE OMITTED]







--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED REAL PROPERTIES                                           1
 LOCATION                                                            Chicago, IL
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               265,359
 OCCUPANCY % AS OF MARCH 11, 2004                                         100.0%
 YEAR BUILT / YEAR RENOVATED                                          1990 / NAP
 APPRAISED VALUE                                                     $22,000,000
 PROPERTY MANAGEMENT                              Edgemark Asset Management, LLC
 UW ECONOMIC OCCUPANCY %                                                   95.0%
 UW REVENUES                                                          $3,257,974
 UW EXPENSES                                                          $1,666,583
 UW NET OPERATING INCOME (NOI)                                        $1,591,391
 UW NET CASH FLOW (NCF)                                               $1,403,834
--------------------------------------------------------------------------------



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1
--------------------------------------------------------------------------------
                                 THE YARDS PLAZA
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                    NET      % OF NET                                                   DATE OF
                                 RATINGS(1)       RENTABLE   RENTABLE                                        % OF        LEASE
           TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA      RENT PSF        ACTUAL RENT     ACTUAL RENT   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Dominick's (Value City)         Baa2/BBB/BBB       93,368       35.2%      $10.08        $  941,029          50.8%      2/28/12
Food for Less                   Baa2/BBB/BBB       82,620       31.1         4.00           330,480           17.9     10/31/17
Burlington Coat Factory           NR/NR/NR         52,875       19.9         0.00 (2)             0(2)        0.0(2)    7/31/06
Back of the Yards Library         NR/NR/NR          5,996        2.3        17.47           104,768            5.7     10/31/04
Kay Bee Toys                      NR/NR/NR          5,902        2.2        10.06            59,350            3.2      9/30/07
Non-major tenants                                  24,598        9.3        16.87           415,041           22.4
Vacant Space                                            0        0.0                             --            0.0
                                                   ------      -----                     ------------       -------
TOTAL                                             265,359      100.0%                    $ 1,850,668        100.0%
                                                  =======      =====                     ============       =======
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain Ratings are those of the parent company whether or not the parent company gurantees the lease.
(2) Under the current lease, Burlington Coat Factory is only required to pay rent based on percentage of sales.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                         CARMEL RANCHO SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                      $15,689,288
 PERCENTAGE OF INITIAL MORTGAGE POOL
   BALANCE                                                                  1.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                           Prim Ridge, Inc., Wayne Prim,
                                                            Jr., Dorla 308, Inc.
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.990%
 MATURITY DATE                                                  February 1, 2014
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                     120 / 360

 REMAINING TERM / REMAINING
   AMORTIZATION TERM                                                   116 / 356
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   TAX / INSURANCE                      Yes / Yes
   REPLACEMENT                                 $0

 ONGOING MONTHLY RESERVES
   TAX / INSURANCE                      Yes / Yes
   REPLACEMENT                                 $0

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE PRINCIPAL BALANCE                                      $15,689,288
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                          $137
 CUT-OFF DATE LTV RATIO                                                    78.8%
 MATURITY DATE LTV RATIO                                                   67.1%
 UW NCF DSCR                                                               1.25x
--------------------------------------------------------------------------------










                               [PICTURE OMITTED]








--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                             Carmel, CA
 PROPERTY TYPE                                                  Retail, Anchored
 SIZE (SF)                                                               114,897
 OCCUPANCY % AS OF OCTOBER 18, 2003                                        96.2%
 YEAR BUILT / YEAR RENOVATED                                          1962 / NAP
 APPRAISED VALUE                                                     $19,900,000
 PROPERTY MANAGEMENT                                           Prim & Associates
 UW ECONOMIC OCCUPANCY %                                                   85.1%
 UW REVENUES                                                          $1,795,883
 UW EXPENSES                                                            $372,607
 UW NET OPERATING INCOME (NOI)                                        $1,423,276
 UW NET CASH FLOW (NCF)                                               $1,355,119
--------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                          CARMEL RANCHO SHOPPING CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                 RATINGS          NET                                                              DATE OF
                             FITCH/MOODY'S/     RENTABLE      % OF NET                   ACTUAL         % OF        LEASE
        TENANT NAME              S&P(1)        AREA (SF)   RENTABLE AREA   RENT PSF       RENT      ACTUAL RENT   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Brinton's (Ace Hardware)       NR/NR/NR          37,773         32.9%      $ 10.51    $  396,882        27.0%      7/31/08
Albertson's                BBB / Baa2 / BBB      30,000         26.1       $  2.00        60,000         4.1      10/31/07
Prudential Securities         A / A3 / A-         9,160          8.0       $ 27.00       247,320        16.8       2/28/07
Cornucopia Market              NR/NR/NR           5,855          5.1       $ 21.13       123,744         8.4       6/30/09
Citibank                    AA+ / Aa1 / AA-       3,519          3.1       $ 32.50       114,375         7.8      11/30/05
Non-Major Tenants                                24,219         21.1       $ 21.85       529,121        36.0
                                                 ------        -----       -------    ----------
Occupied Total                                  110,526         96.2       $ 13.31    $1,471,442       100.0%
Vacant Space                                      4,371          3.8
                                                -------        -----
TOTALS                                          114,897        100.0%
                                                =======        =====
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1
--------------------------------------------------------------------------------
                             CUMBERLAND OFFICE PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE PRINCIPAL BALANCE                                      $15,000,000
 PERCENTAGE OF INITIAL MORTGAGE
   POOL BALANCE                                                             1.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                        Grant M. Wilson,
                                                               Richard G. Fownes
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                            5.650%
 MATURITY DATE                                                    April 11, 2014
 AMORTIZATION TYPE                                                Partial IO/ARD
 INTEREST ONLY PERIOD                                                         48
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         118 / 360
 LOCKBOX                                                          Springing Hard
 UP-FRONT RESERVES
   TAX/INSURANCE                            Yes / No
   TI/LC(1)                                 $250,000
   OTHER(2)                                 $573,090
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                           Yes / (3)
   TI/LC                                         (4)
   REPLACEMENT                                $1,316
 ADDITIONAL FINANCING                                                       None
 CUT-OFF DATE PRINCIPAL BALANCE                                      $15,000,000
 CUT-OFF DATE PRINCIPAL
   BALANCE/SF                                                               $104
 CUT-OFF DATE LTV RATIO                                                    74.4%
 MATURITY DATE LTV RATIO                                                   68.1%
 UW NCF DSCR                                                               1.34x
--------------------------------------------------------------------------------

(1) An upfront reserve of $250,000 was required for tenant improvements and leasing commissions.

(2) An upfront reserve of $394,590 was taken at closing related to tenant improvement allowances owed to 3 specified tenants, as well as $179,100 related to free rent for 2 tenants.

(3) Monthly reserves for insurance are required by borrower, at lender's option, if (i) an event of default occurs or (ii) borrower fails to deliver paid receipts or other proof evidencing the payment of insurance premiums within 15 days prior to the expiration of any insurance policies obtained by borrower.

(4) If Unipro Foodservice, Inc. fails to exercise its extension option before the lease end date in August 2012, a deposit of $150,000 is required for tenant improvements and leasing commissions.




                               [PICTURE OMITTED]





--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED REAL PROPERTIES                                           1
 LOCATION                                                            Atlanta, GA
 PROPERTY TYPE                                                 Office - Suburban
 SIZE (SF)                                                               143,546
 OCCUPANCY % AS OF MARCH 04, 2004                                          87.2%
 YEAR BUILT / YEAR RENOVATED                                          1998 / NAP
 APPRAISED VALUE                                                     $20,150,000
 PROPERTY MANAGEMENT                                   Research Management Corp.
 UW ECONOMIC OCCUPANCY %                                                   87.2%
 UW REVENUES                                                          $2,763,443
 UW EXPENSES                                                          $1,209,113
 UW NET OPERATING INCOME (NOI)                                        $1,554,330
 UW NET CASH FLOW (NCF)                                               $1,394,951
--------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1

--------------------------------------------------------------------------------
                             CUMBERLAND OFFICE PARK
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                        NET      % OF NET
                                     RATINGS          RENTABLE   RENTABLE                                    % OF      DATE OF LEASE
            TENANT            FITCH/MOODY'S/S&P(1)   AREA (SF)     AREA        RENT PSF    ACTUAL RENT   ACTUAL RENT    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Unipro Food Service                 NR/NR/NR           52,315       36.4%      $  19.50    $ 1,020,143       40.7%       8/31/12
Thomas Concrete of Georgia          NR/NR/NR           20,590       14.3       $  19.00        391,210       15.6        12/31/09
World Travel Partners I, LLC        NR/NR/NR           13,780        9.6       $  18.00        248,040        9.9        8/31/10
P & O Nedlloyd Limited              NR/NR/NR           13,212        9.2       $  21.75        287,402       11.5        7/31/09
Aspect Communications                NR/B/NR           11,655        8.1       $  19.50        227,273        9.1        4/30/07
Non-major tenants                                      13,664        9.5       $  24.12        329,636       13.2
Vacant Space                                           18,330       12.8                            --        0.0
                                                       ------      -----                   -----------      -----
TOTAL                                                 143,546      100.0%                  $ 2,503,703      100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent company whether or not the parent company guarantees the lease.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C1















                     [THIS PAGE INTENTIONALLY LEFT BLANK.]












ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.